UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-00653 )

Exact name of registrant as specified in charter: Putnam Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006— April 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Fund

4|30|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Income Fund 4| 30| 07 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	14
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	32
Financial statements	33

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Reflecting investor uncertainty about the outlook for the U.S. economy, volatility in the financial markets has been on the rise: after a downturn in March, the Dow Jones Industrial Average recently reached new record-high levels. However, it remains to be seen whether the current levels are sustainable. From our perspective, we are encouraged by recent indications of moderate inflation, a low unemployment rate, and a rebound in manufacturing. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As we communicated in proxy materials recently mailed to all Putnam fund shareholders, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. We are pleased to announce that in mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While it is still subject to regulatory approvals and other conditions, we currently expect the transaction to be completed in the middle of the year.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, has been named President of the Funds, assuming this role from George Putnam, III. This change will enable George Putnam to become an independent Trustee of the funds upon completion of the transaction with Great-West Lifeco. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended April 30, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Income Fund: seeking high current income across a broad range of fixed-income securities

Over Putnam Income Fund’s 50-year history, the bond landscape has undergone a dramatic transformation. One-third of the U.S. investment-grade sector, the fund’s primary focus, is now composed of “securitized” debt instruments, including mortgage- and asset-backed securities. The high-yield corporate bond sector, which was established in the late 1970s, has also grown significantly and is now considered a mature asset class. And outside the United States, there are new opportunities to invest in the debt of developed and emerging-market countries.

Amid this evolution of the fixed-income markets, the investment objective of Putnam Income Fund has remained constant. In a letter to Putnam shareholders in 1963, George Putnam, Jr. (who is currently Chairman Emeritus of the Trustees of the Putnam Funds), expressed it this way: “We have in mind those people who need a liberal current return…” Mr. Putnam’s choice of “current return” rather than “current income” captures the investment philosophy of the team managing your fund today: that high current income should be pursued within a total return context, and that risk management is as important as yield in maintaining a high current income stream.

Successful investing in today’s global bond market requires broad expertise. Putnam’s 100-member fixed-income group is divided into teams of specialists who focus on varied investment opportunities. Each team identifies compelling opportunities within its area of expertise. Your fund’s management team selects from among these opportunities, systematically building a diversified portfolio that carefully balances risk and return.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses.

Key fixed-income return sources

Government: Interest-rate levels are a primary driver of government bond performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates —and bond yields — rise and fall according to investor expectations about the overall health of the economy.

Credit: Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements; they tend to perform well when the economy strengthens, often in spite of the higher rates that accompany stronger growth.

Securitized: Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Putnam Income Fund seeks high current income consistent with what Putnam Management believes to be a prudent level of risk. The fund invests in a diversified portfolio composed mainly of corporate bonds, U.S. government and agency bonds, and securitized debt.

Highlights

• For the six months ended April 30, 2007, Putnam Income Fund’s class A shares had a total return of 2.84% before sales charges.

• The fund’s benchmark, the Lehman Aggregate Bond Index, returned 2.64% .

• The average return for the fund’s Lipper category, Corporate Debt Funds A Rated, was 2.49% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 14.

Performance

Total return for class A shares for periods ended 4/30/07

Since the fund’s inception (11/1/54), average annual return is 7.93% before sales charge and 7.85% after sales charge.

	Average annual return		Cumulative return

	Before sales charge	After sales charge	Before sales charge	After sales charge
10 years	5.01%	4.61%	63.10%	56.97%

5 years	4.69	3.91	25.78	21.13

3 years	4.12	2.81	12.88	8.66

1 year	7.23	3.17	7.23	3.17

6 months	—	—	2.84	–0.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 3.75% load. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Report from the fund managers

The period in review

Amid mixed signals about the direction of U.S. economic growth, investment-grade bonds recorded modest gains over the past six months. Your fund’s performance before sales charges was in line with its benchmark and edged slightly ahead of the average for its Lipper group. Performance benefited from our defensive, or short, duration strategy amid rising interest rates in late 2006 and early 2007. The fund’s holdings in the securitized sector also contributed positively to returns, particularly holdings of commercial mortgage-backed securities (CMBSs) and holdings of asset-backed securities (ABSs) in the manufactured housing sector. Compared with its benchmark, the fund was underweighted in corporate bonds and dollar-based emerging-market debt, both of which continued to rally despite what we see as stretched valuations by many measures. Although holdings in these sectors performed well, the underweighting detracted from results.

Market overview

Expectations that the Federal Reserve’s (the Fed’s) next major move would be to cut interest rates helped fuel a modest rally in the U.S. investment-grade bond market during the six months ended April 30, 2007. Although the Fed held the federal funds rate steady at 5.25% throughout the period, investors’ hopes for a rate cut were focused on a statement accompanying the March rate decision that assigned equal probabilities to the Fed raising or lowering rates in coming months. This neutral stance replaced a former bias to raising rates.

Economic data on the health of the U.S. economy were mixed during the period. Although the 2.5% fourth-quarter GDP growth rate was slightly more robust than the third quarter’s pace, a softening housing sector and a buildup of inventories across industries slowed the pace of the economy somewhat during the first quarter of calendar 2007. Weighing in on the positive side, unemployment remained low and consumer confidence high even after the latter slid modestly toward the end of the period. Although higher than in

7

the previous year, the level of volatility in the bond market stayed within what we consider normal parameters.

Corporate bonds were the top-performing investment-grade sector, reflecting solid demand from foreign investors and underwriters of structured credit products (e.g., collateralized debt obligations or CDOs). Lower-quality issues outperformed higher-quality issues due to investors’ desire for yield and greater tolerance of risk. MBSs outperformed comparable Treasury and agency bonds during the period. Thirty-year MBSs outperformed 15-year securities, which are generally considered more conservative. Lower-coupon MBSs outpaced those with higher coupons, and the best performers were those with 5.5% coupons. Government National Mortgage Association (Ginnie Mae) certificates jockeyed for position with Federal National Mortgage Association (Fannie Mae) certificates during the period with Fannie Maes outpacing Ginnie Maes overall. Despite weakness in the home equity sector caused by concerns in the subprime mortgage market, ABSs also finished ahead of Treasuries for the period, as strength in the manufactured housing sector offset other weaknesses. Agency bonds also outperformed Treasuries.

Strategy overview

Your fund employs multiple income-generating strategies across the different U.S. investment-grade bond sectors in

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/07.

Bonds

Lehman Aggregate Bond Index (broad bond market)	2.64%

Lehman Global Aggregate Bond Index (international bonds)	3.54%

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.27%

Lehman GNMA Index (Government National Mortgage Association bonds)	2.82%

Equities

S&P 500 Index (broad stock market)	8.60%

Russell 2000 Growth Index (small-company growth stocks)	7.42%

Russell 2000 Value Index (small-company value stocks)	6.36%

pursuit of its objectives. We believe that having diversified return sources contributes to more consistent results over time and enables us to manage risk more effectively than focusing on one sector of the market. Generally, our investment decisions involve the following considerations: duration management, yield-curve positioning, sector allocation, and security selection.

In anticipation of continued rising interest rates, we maintained a short duration profile for the fund in late 2006 and early 2007. This strategy helped performance relative to the fund’s Lipper peer group, as rates rose during this period. A shift to a neutral duration position in February 2007 also proved timely as rates fell toward the end of the semiannual period. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond’s duration, the less sensitive its price will be to interest-rate changes.

The impact of the fund’s yield-curve positioning strategy was positive for the period. We had expected the yield curve — a graphical representation of the difference in yields between shorter- and longer-term bonds — to steepen during the period and had positioned the portfolio to take advantage of it. Steepening refers to the widening of this difference in yield. It may occur as a result of a rise in yields of longer-term securities; a fall in yields of shorter-term securities; or when longer- and shorter-term securities

Comparison of top sector weightings

This chart shows how the fund’s top sector weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

rise or fall at the same time, but at differing rates. As the yield curve did steepen modestly late in the period, the fund’s relative performance benefited from this strategy.

In terms of sector and security considerations, we have sought to reduce the level of credit risk in the portfolio by reducing exposure to corporate and emerging-market debt. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) As interest rates rise, it becomes more expensive for issuers to borrow money. Increased interest-rate expenses are particularly burdensome for highly leveraged companies or economies. While we expect this strategy to prove rewarding over the long term, it detracted from results during the period, as these sectors outperformed. An underweight to the agency sector also detracted from relative results. Nevertheless, these negatives were more than offset by the fund’s successful strategies in the securitized sector.

Your fund’s holdings

Portfolio holdings from the securitized bond sector were the strongest contributors to the fund’s performance during the period. This fast-growing sector is now among the largest within the investment-grade bond universe. The most common securitized bonds are MBSs issued by Fannie Mae and

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 4/30/07. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Ginnie Mae. Relative to the benchmark, the fund had an underweight position in this segment of the securi-tized debt market, known as agency debt, which detracted from results during the period. Agency debt has continued to benefit from strong demand from Asian banks. The fund’s moderate exposure to this sector is based on our belief that this demand will taper off, particularly if dollar weakness persists.

Other types of securitized bonds include ABSs, which are backed by subprime home loans, loans on manufactured housing, and credit card payments, and CMBSs, which are backed by loans on large commercial real estate projects, such as office parks and shopping malls.

CMBSs were an area of particular focus as we sought to replace the credit risk of corporate bonds with the more diversified credit exposure. Securitized bonds typically offer higher income than corporate bonds of comparable credit quality. Another reason for favoring CMBSs versus corporates was their valuation. The yield spreads on investment-grade corporate bonds versus Treasuries — one means of evaluating the price of corporates on a relative basis —have been at historically low levels. This means that corporates have become expensive relative to other investment-grade sectors. Based on this measure, we believed that there was greater downside risk in owning corporate bonds and opted to limit the fund’s exposure.

However, prices of corporate bonds continued to rise, and your fund’s underweight position (relative to the benchmark) hurt results.

Strong performance from CMBS holdings, which benefited from continued improvements in underlying loan performance, helped offset the negative effects of the corporate bond underweighting. In addition, security selection among the corporate bonds the fund did own proved successful. For example, overweight positions in shorter-duration Ba-rated corporate bonds issued by General Motors Acceptance Corporation and Ford Motor Credit Company performed particularly well, bolstering relative results.

Another bright spot within the securi-tized bond sector was our emphasis on ABSs backed by manufactured housing. With losses and delinquencies at relatively low levels, manufactured housing ABSs were the strongest performers in the sector. Another benefit of ABSs is that they generally have shorter maturities, which provides us with the flexibility to shift to other fixed-income securities should interest rates rise.

Hybrid adjustable rate mortgages (ARMs) contributed positively to fund results. Hybrid ARMs typically offer borrowers three or five years of payments at a fixed interest rate, after which they become adjustable interest-rate mortgages for which the interest rate is adjusted yearly (3/1 and 5/1 ARMs). According to our analysis, many of these securities have been offering yields that more than compensate for the level of risk they represent. Therefore, they contribute to an attractive risk/return profile for the fund.

The fund was also underweighted in dollar-based emerging-market debt (EMD), compared to its benchmark. This detracted from relative performance, as this segment of the market continued to perform well. Rising commodity prices are helping to create positive fundamentals for issuers of emerging-market debt. However, after its recent prolonged period of strong performance, we had a more cautious outlook with regard to this segment of the market, so the fund did not benefit from its strength to the same extent as many of its peers.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As the fund began the second half of its fiscal year, markets reflected investor expectations of about a 0.25% cut in the federal funds rate by calendar year-end. We think this is overly optimistic. Global economic growth remains strong, providing a buoyantly supportive environment for U.S. economic activity. Meanwhile, inflation has persistently hovered above the Fed’s target ceiling. Without the emergence of a stumbling block to the domestic economy such as a severe housing-related credit crunch, we believe U.S. rates will likely remain level in coming months, and are as likely to end the year above as below today’s levels.

Accordingly, we expect to continue positioning the fund conservatively. To minimize exposure to fluctuating rates, we are keeping duration neutral; to protect against potential market-adverse events, such as a sudden spike in inflation or greater fallout from subprime lending woes, we continue to favor select segments of the securitized sector over the investment-grade corporate bond sector. The yield advantages offered by bonds from certain higher-risk sectors increased modestly in February and early March, in reaction to subprime worries. However, since then, yield spreads have narrowed to levels that, in our view, do not adequately compensate investors for the bonds’ higher risks. We continue to favor short-maturity, high-quality structured credit securities such as CMBSs and manufactured housing ABSs over pass-through MBSs and corporate issues.

We believe that prices of hybrid ARMs may benefit from their recent inclusion in the Lehman Mortgage Index, and we anticipate that the fund’s position in these securities will contribute to overall returns. As always, we strive to position the fund to take advantage of attractive opportunities without assuming undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 4/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.93%	7.85%	6.94%	6.94%	7.12%	7.12%	7.48%	7.41%	7.67%	8.00%

10 years	63.10	56.97	51.52	51.52	51.17	51.17	59.33	54.17	59.27	67.24
Annual average	5.01	4.61	4.24	4.24	4.22	4.22	4.77	4.42	4.76	5.28

5 years	25.78	21.13	21.27	19.27	21.11	21.11	24.23	20.13	24.35	27.37
Annual average	4.69	3.91	3.93	3.59	3.90	3.90	4.43	3.74	4.45	4.96

3 years	12.88	8.66	10.42	7.42	10.26	10.26	12.17	8.57	12.12	13.71
Annual average	4.12	2.81	3.36	2.41	3.31	3.31	3.90	2.78	3.89	4.38

1 year	7.23	3.17	6.45	1.45	6.29	5.29	6.94	3.46	6.88	7.41

6 months	2.84	–0.98	2.47	–2.53	2.32	1.31	2.61	–0.67	2.60	2.92

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 4/30/07

		Lipper Corporate
	Lehman Aggregate	Debt Funds A Rated
	Bond Index	category average†

Annual average
(life of fund)	—*	—*

10 years	85.16%	75.17%
Annual average	6.35	5.75

5 years	28.01	27.25
Annual average	5.06	4.92

3 years	13.80	12.56
Annual average	4.40	4.02

1 year	7.36	6.96

6 months	2.64	2.49

Index and Lipper results should be compared to fund performance at net asset value.

* The benchmark and the Lipper category were not in existence at the time of the fund’s inception. The Lehman Aggregate Bond Index commenced 12/31/75. The Lipper category commenced 12/31/59.

† Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/07, there were 174, 174, 158, 117, and 61 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.94%	7.86%	6.94%	6.94%	7.13%	7.13%	7.48%	7.41%	7.67%	8.00%

10 years	64.52	58.28	52.85	52.85	52.76	52.76	60.72	55.48	60.90	68.68
Annual average	5.10	4.70	4.33	4.33	4.33	4.33	4.86	4.51	4.87	5.37

5 years	27.44	22.66	22.87	20.87	22.89	22.89	25.87	21.85	26.18	29.05
Annual average	4.97	4.17	4.21	3.86	4.21	4.21	4.71	4.03	4.76	5.23

3 years	9.41	5.29	7.16	4.21	7.17	7.17	8.69	5.14	8.83	10.24
Annual average	3.04	1.73	2.33	1.38	2.34	2.34	2.82	1.68	2.86	3.30

1 year	6.21	2.22	5.60	0.59	5.60	4.60	6.08	2.64	6.18	6.56

6 months	2.83	–1.00	2.62	–2.38	2.61	1.61	2.75	–0.54	2.89	3.06

Fund price and distribution information

For the six-month period ended 4/30/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.159		$0.134	$0.134	$0.152		$0.153	$0.166

Capital gains	—		—	—	—		—	—

Total	$0.159		$0.134	$0.134	$0.152		$0.153	$0.166

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/06	$6.74	$7.00	$6.70	$6.72	$6.67	$6.89	$6.74	$6.79

4/30/07	6.77	7.03	6.73	6.74	6.69	6.91	6.76	6.82

Current yield
(end of period)

Current
dividend rate[1]	4.79%	4.61%	4.10%	4.09%	4.66%	4.52%	4.62%	4.93%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	4.81	4.63	4.05	4.06	4.56	4.41	4.56	5.06

Current 30-day
SEC yield[3]
(without
expense
limitation)	4.71	4.54	3.95	3.96	4.46	4.32	4.46	4.96

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 10/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Total annual fund
operating expenses	1.05	1.80	1.80	1.30	1.30	0.80

* Reflects Putnam Management’s decision to contractually limit expenses through 10/31/07.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of fund assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Fund from November 1, 2006, to April 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.88	$ 8.63	$ 8.63	$ 6.13	$ 6.13	$ 3.62

Ending value (after expenses)	$1,028.40	$1,024.70	$1,023.20	$1,026.10	$1,026.00	$1,029.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2007, use the calculation method below. To find the value of your investment on November 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 11/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.86	$ 8.60	$ 8.60	$ 6.11	$ 6.11	$ 3.61

Ending value (after expenses)	$1,019.98	$1,016.27	$1,016.27	$1,018.74	$1,018.74	$1,021.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	0.97%	1.72%	1.72%	1.22%	1.22%	0.72%

Average annualized expense
ratio for Lipper peer group*	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Income Fund	239%*	300%*	441%	251%†	268%†

Lipper Corporate Debt Funds
A Rated category average	138%	152%	163%	166%	166%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader of the fund. Rob Bloemker, Kevin Murphy, and Raman Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

Trustee and Putnam employee fund ownership

As of April 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 206,000	$ 95,000,000

Putnam employees	$3,019,000	$466,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $820,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam Utilities Growth and Income Fund.

Raman Srivastava is also a Portfolio Member of The George Putnam Fund of Boston.

Kevin Cronin, Rob Bloemker, Kevin Murphy, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended April 30, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2007, and April 30, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 4/30/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Corporate Debt Funds A Rated) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

41st	44th	53rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 180, 153, and 114 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Corporate Debt Funds A Rated category for the one-, five- and ten-year periods ended March 31, 2007, were 41%, 55%, and 91%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 69 out of 169, 64 out of 117, and 56 out of 61 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management and sub-management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. In mid-May, shareholders voted overwhelmingly in favor of the proposed transaction. While the transaction is still subject to regulatory approvals and other conditions, it is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund (and, in the case of your fund, the new sub-management contract) and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. They noted, in the case of your fund, that the terms of the proposed new sub-management contract were identical to the current sub-management contract, except for the effective date. In considering the approval of the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts (and, in the case of your fund, the new sub-management contract) and determined to recommend their approval to the shareholders of the Putnam funds.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/07 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (75.7%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage Association Graduated
Payment Mortgages 11s, with due dates from March 15, 2010 to
August 15, 2010	$7,085	$7,569
Government National Mortgage Association
Pass-Through Certificates 6 1/2s, TBA, May 1, 2037	8,000,000	8,214,375
		8,221,944

U.S. Government Agency Mortgage Obligations (75.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with a due date of December 1, 2029	32,424	33,796
7s, January 1, 2015	36,986	38,344
6 1/2s, TBA, May 1, 2037	1,600,000	1,634,250
6s, with due dates from September 1, 2021 to June 1, 2034	110,868	112,563
5 1/2s, with due dates from December 1, 2034 to July 1, 2035	2,730,187	2,704,012
5 1/2s, April 1, 2020	225,284	225,865
5 1/2s, TBA, May 1, 2037	32,600,000	32,230,704
5s, TBA, May 1, 2037	211,100,000	204,024,857
4 1/2s, TBA, May 1, 2037	7,300,000	6,871,125
Federal National Mortgage Association Graduated Payment
Mortgages 8s, December 1, 2008	46,628	46,905
Federal National Mortgage Association Pass-Through Certificates
11s, October 1, 2015	11,618	12,635
9s, with due dates from January 1, 2027 to July 1, 2032	358,231	390,875
8s, with due dates from January 1, 2025 to July 1, 2033	1,301,136	1,360,184
7 1/2s, with due dates from September 1, 2022 to July 1, 2033	799,033	831,384
7s, with due dates from August 1, 2021 to December 1, 2035	4,804,294	5,024,161
7s, with due dates from November 1, 2007 to
September 1, 2017	866,202	894,040
6 1/2s, October 1, 2034	40,264	41,371
6 1/2s, with due dates from September 1, 2010 to
February 1, 2019	174,821	179,063
6s, with due dates from December 1, 2021 to
December 1, 2036	13,946,463	14,168,501
6s, with due dates from August 1, 2008 to November 1, 2021	408,504,792	415,228,377
6s, TBA, May 1, 2037	76,100,000	76,670,750
6s, TBA, May 1, 2022	13,000,000	13,210,235
5 1/2s, with due dates from October 1, 2036 to April 1, 2037	12,150,678	12,017,611
5 1/2s, with due dates from November 1, 2011 to
February 1, 2021	1,749,657	1,755,226
5 1/2s, TBA, May 1, 2037	349,400,000	345,496,538
5 1/2s, TBA, June 1, 2036	313,700,000	310,134,109
5s, with due dates from January 1, 2034 to June 1, 2036	73,642,411	71,246,857
5s, with due dates from June 1, 2019 to April 1, 2021	58,438	57,631
4 1/2s, with due dates from September 1, 2020 to
September 1, 2035	12,199,644	11,802,484

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (75.7%)* continued

	Principal amount	Value

Federal National Mortgage Association Pass-Through Certificates
4 1/2s, with due dates from July 1, 2020 to August 1, 2020	$5,721,232	$5,545,795
4 1/2s, TBA, May 1, 2022	305,800,000	296,076,508
4s, with due dates from May 1, 2019 to August 1, 2020	877,221	830,242
4s, TBA, May 1, 2022	5,900,000	5,572,734
		1,836,469,732

Total U.S. government and agency mortgage obligations (cost $1,843,535,481)		$1,844,691,676

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.3%)* (cost $7,058,250)

	Principal amount	Value

Fannie Mae 6s, May 15, 2011	$6,800,000	$7,090,461

U.S. TREASURY OBLIGATIONS (0.9%)*

	Principal amount	Value

U.S. Treasury Bonds 7 1/4s, August 15, 2022	$5,200,000	$6,530,062
U.S. Treasury Notes
5 1/8s, June 30, 2011	8,300,000	8,491,938
4 7/8s, May 31, 2008	7,800,000	7,798,782

Total U.S. treasury obligations (cost $22,745,225)		$22,820,782

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)*

	Principal amount	Value

AMP CMBS 144A FRB Ser. 06-1A, Class A, 6.105s, 2047
(Cayman Islands)	$2,520,000	$2,520,000
Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class G, 7s, 2029	1,092,828	1,092,828
Ser. 97-C1, Class H, 7s, 2029	815,000	812,943
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.147s, 2029	2,827,000	3,040,334
FRB Ser. 97-D5, Class A5, 6.875s, 2043	300,000	325,445
Banc of America Commercial Mortgage, Inc.
Ser. 06-2, Class A4, 5.93s, 2045	8,419,000	8,716,393
Ser. 06-4, Class A4, 5.634s, 2046	4,180,000	4,259,783
Ser. 06-5, Class A4, 5.414s, 2047	4,948,000	4,965,374
FRB Ser. 05-1, Class A5, 4.98s, 2042	163,000	162,413
Ser. 07-1, Class XW, IO (Interest only), 0.466s, 2049	19,196,989	456,746
Ser. 06-1, Class XC, IO, 0.054s, 2045	112,974,366	813,842
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	880,000	905,361
Ser. 02-PB2, Class XC, IO, 0.187s, 2035	51,866,884	972,504
Ser. 05-1, Class XW, IO, 0.157s, 2042	224,661,739	900,107
Ser. 04-4, IO, 0.117s, 2042	41,440,059	665,338
Ser. 04-5, Class XC, IO, 0.088s, 2041	62,697,022	830,018

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

Banc of America Commercial Mortgage, Inc. 144A
Ser. 05-4, Class XC, IO, 0.072s, 2045	$104,967,970	$774,260
Ser. 06-5, Class XC, IO, 0.052s, 2016	104,297,135	1,649,094
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 6.27s, 2018	443,000	445,106
FRB Ser. 04-BBA4, Class G, 6.02s, 2018	595,000	595,704
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 7.32s, 2022	669,000	669,321
FRB Ser. 05-ESHA, Class K, 7.12s, 2020	2,099,000	2,099,227
FRB Ser. 06-LAQ, Class M, 6.97s, 2021	1,535,000	1,534,992
FRB Ser. 06-LAQ, Class L, 6.87s, 2021	1,899,000	1,901,900
FRB Ser. 05-MIB1, Class J, 6.37s, 2022	1,805,000	1,813,040
FRB Ser. 05-ESHA, Class G, 6.2s, 2020	1,050,000	1,049,625
Ser. 06-LAQ, Class X1, IO, 0.697s, 2021	58,458,486	139,604
Ser. 03-BBA2, Class X1A, IO, 0.175s, 2015 (F)	6,303,219	1
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.389s, 2034	16,767,714	58,372
Ser. 05-E, Class 2, IO, 0.306s, 2035	43,628,000	238,526
IFB Ser. 06-2, Class A4, IO, 0.08s, 2036	3,460,770	22,844
Banc of America Structured Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	2,131,664	2,132,512
Bayview Commercial Asset Trust 144A Ser. 07-1, Class S, IO,
1.211s, 2037	17,090,236	2,255,911
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 5.62s, 2035	1,948,155	1,952,441
Ser. 04-2, IO, 1.72s, 2034	6,730,509	462,985
Ser. 05-1A, IO, 1.6s, 2035	8,226,203	610,217
Ser. 04-3, IO, 1.6s, 2035	6,954,857	493,632
Ser. 06-2A, IO, 0.879s, 2036	3,781,278	343,989
Ser. 05-3A, IO, 0.775s, 2035	22,025,192	1,792,986
Bear Stearns Alternate Trust Ser. 04-9, Class 1A1, 4.86s, 2034	784,082	781,441
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.194s, 2032	619,000	689,834
Ser. 04-PR3I, Class X1, IO, 0 1/8s, 2041	20,464,331	420,235
Ser. 05-PWR9, Class X1, IO, 0.056s, 2042	51,794,156	528,352
Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-BBA7, Class X1A, IO, 1.711s, 2019	27,120,000	239,562
Ser. 06-PW14, Class XW, IO, 0.885s, 2038	25,561,606	1,294,056
Ser. 06-PW14, Class X1, IO, 0.052s, 2038	27,488,637	498,232
Ser. 07-PW15, Class X1, IO, 0.047s, 2044	80,323,604	1,006,897
Ser. 05-PW10, Class X1, IO, 0.032s, 2040	110,770,926	508,594
Bear Stearns Small Balance Commercial Trust 144A Ser. 06-1A,
Class AIO, IO, 1s, 2034	11,807,000	213,540
Chase Commercial Mortgage Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	736,000	777,046
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	5,896,000	6,166,863
Ser. 98-1, Class G, 6.56s, 2030	1,502,003	1,577,803
Ser. 98-1, Class H, 6.34s, 2030	2,217,000	1,964,437

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

Citigroup Commercial Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.095s, 2043	$144,620,283	$1,525,292
Ser. 06-C5, Class XC, IO, 0.053s, 2049	164,029,585	2,377,148
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.044s, 2049	116,665,000	1,125,635
Ser. 07-CD4, Class XW, IO, 0.561s, 2049	34,889,000	985,342
Ser. 06-CD2, Class X, IO, 0.129s, 2046	105,211,227	624,744
Commercial Mortgage Acceptance Corp. Ser. 97-ML1, Class A3,
6.57s, 2030	5,898,532	5,888,139
Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	2,605,530	2,697,337
Ser. 98-C2, Class F, 5.44s, 2030	4,946,000	4,993,822
Commercial Mortgage Pass-Through Certificates Ser. 04-LB2A,
Class A4, 4.715s, 2039	35,237,000	34,065,758
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-J2A, Class A2F, 5.82s, 2034	1,960,000	1,960,000
Ser. 06-CN2A, Class H, 5.756s, 2019	1,271,000	1,267,426
Ser. 06-CN2A, Class J, 5.756s, 2019	1,017,000	1,010,802
Ser. 03-LB1A, Class X1, IO, 0.373s, 2038	12,606,004	518,863
Ser. 06-C8, Class XS, IO, 0.049s, 2046	81,429,436	1,036,922
Ser. 05-LP5, Class XC, IO, 0.046s, 2043	75,240,400	699,510
Ser. 05-C6, Class XC, IO, 0.04s, 2044	86,159,198	609,146
Countrywide Alternative Loan Trust
Ser. 05-24, Class IIAX, IO, 2.391s, 2035	15,103,661	420,728
Ser. 06-OA10, Class XBI, IO, 2.257s, 2046	8,874,790	343,898
Ser. 05-24, Class 1AX, IO, 1.201s, 2035	12,214,397	217,758
IFB Ser. 06-6CB, Class 1A3, IO, zero %, 2036	25,449,442	60,641
Credit Suisse Mortgage Capital Certificates
Ser. 06-C4, Class A3, 5.467s, 2039	8,124,000	8,166,765
Ser. 06-C5, Class AX, IO, 0.074s, 2039	51,808,245	910,167
Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C1, Class AX, IO, 0.058s, 2040	104,183,971	1,151,337
Ser. 06-C3, Class AX, IO, 0.035s, 2038	430,038,548	490,244
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 6.12s, 2017	308,000	308,048
FRB Ser. 06-A, Class C, 5.92s, 2017	913,000	913,143
Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
Class B, 7s, 2033	7,975,000	7,988,558
Crown Castle Towers, LLC 144A Ser. 05-1A, Class D,
5.612s, 2035	3,575,000	3,563,270
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,193,000	1,314,136
Ser. 04-C2, Class A2, 5.416s, 2036	6,060,000	6,097,693
FRB Ser. 04-C3, Class A5, 5.113s, 2036	59,000	58,250
Ser. 05-C4, Class A5, 5.104s, 2038	21,019,000	20,682,318
Ser. 04-C3, Class A3, 4.302s, 2036	127,000	124,452
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 6.27s, 2020	323,500	323,498
FRB Ser. 04-TF2A, Class J, 6.27s, 2016	414,000	413,987
FRB Ser. 04-TF2A, Class H, 6.02s, 2019	825,000	825,038

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

CS First Boston Mortgage Securities Corp. 144A
Ser. 01-CK1, Class AY, IO, 0.894s, 2035	$83,484,000	$1,826,213
Ser. 02-CP3, Class AX, IO, 0.435s, 2035	23,292,155	893,169
Ser. 03-C3, Class AX, IO, 0.431s, 2038	106,882,518	4,296,693
Ser. 05-C2, Class AX, IO, 0.114s, 2037	85,100,538	1,308,336
Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
Class X, IO, 0.85s, 2031	817,501	8,271
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	2,926,910	3,101,795
Ser. 99-CG2, Class B3, 6.1s, 2032	2,455,000	2,464,649
Ser. 99-CG2, Class B4, 6.1s, 2032	3,434,000	3,429,262
Ser. 98-CF2, Class B3, 6.04s, 2031	1,075,367	1,094,182
Fannie Mae
Ser. 03-W6, Class PT1, 9.952s, 2042	787,098	843,526
IFB Ser. 06-70, Class SM, 9.605s, 2036	574,920	620,566
Ser. 02-T12, Class A4, 9 1/2s, 2042	291,457	307,105
Ser. 02-T4, Class A4, 9 1/2s, 2041	479,931	506,018
Ser. 02-T6, Class A3, 9 1/2s, 2041	594,497	625,010
Ser. 02-T1, Class A4, 9 1/2s, 2031	62,812	66,390
Ser. 04-T3, Class PT1, 9.205s, 2044	530,157	573,648
IFB Ser. 06-62, Class PS, 7.98s, 2036	1,241,132	1,386,825
IFB Ser. 05-37, Class SU, 7.92s, 2035	3,486,130	3,809,763
IFB Ser. 06-76, Class QB, 7.68s, 2036	2,404,955	2,653,945
IFB Ser. 06-48, Class TQ, 7.68s, 2036	3,925,475	4,271,056
IFB Ser. 06-60, Class AK, 7.52s, 2036	1,870,725	2,006,935
Ser. 02-26, Class A2, 7 1/2s, 2048	2,555,010	2,671,434
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	746,154	785,432
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,155,117	1,215,949
Ser. 02-T19, Class A3, 7 1/2s, 2042	4,955,762	5,185,502
Ser. 02-T12, Class A3, 7 1/2s, 2042	417,597	434,966
Ser. 02-14, Class A2, 7 1/2s, 2042	555,520	580,013
Ser. 01-T10, Class A2, 7 1/2s, 2041	2,634,949	2,744,977
Ser. 02-T4, Class A3, 7 1/2s, 2041	171,601	178,685
Ser. 01-T12, Class A2, 7 1/2s, 2041	2,526,876	2,626,903
Ser. 01-T3, Class A1, 7 1/2s, 2040	531,261	552,117
Ser. 01-T1, Class A1, 7 1/2s, 2040	932,848	969,774
Ser. 99-T2, Class A1, 7 1/2s, 2039	310,274	326,701
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	1,158,103	1,208,653
Ser. 02-T1, Class A3, 7 1/2s, 2031	456,914	476,699
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,968,886	2,054,067
Ser. 01-T5, Class A3, 7 1/2s, 2030	57,414	59,731
Ser. 01-T4, Class A1, 7 1/2s, 2028	5,892,793	6,216,685
IFB Ser. 06-63, Class SP, 7.38s, 2036	2,610,751	2,875,144
IFB Ser. 06-60, Class TK, 7.32s, 2036	1,193,312	1,286,976
Ser. 02-26, Class A1, 7s, 2048	1,622,885	1,677,555
Ser. 04-T3, Class 1A3, 7s, 2044	1,609,664	1,673,849
Ser. 04-T2, Class 1A3, 7s, 2043	1,311,783	1,364,398
Ser. 03-W3, Class 1A2, 7s, 2042	767,646	793,957
Ser. 02-T16, Class A2, 7s, 2042	1,595,777	1,650,651
Ser. 02-14, Class A1, 7s, 2042	429,072	442,728

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

Fannie Mae
Ser. 01-W3, Class A, 7s, 2041	$560,906	$581,679
Ser. 05-W4, Class 1A3, 7s, 2035	2,120,008	2,204,755
Ser. 04-W1, Class 2A2, 7s, 2033	4,382,597	4,554,350
IFB Ser. 06-104, Class ES, 6.85s, 2036	2,722,150	2,950,260
IFB Ser. 06-104, Class CS, 5.76s, 2036	2,600,205	2,663,589
Ser. 07-16, Class TS, IO, 5 1/2s, 2009	21,823,287	396,922
IFB Ser. 05-74, Class SK, 5 1/2s, 2035	3,720,615	3,799,380
IFB Ser. 05-74, Class CS, 5.39s, 2035	2,240,732	2,278,399
IFB Ser. 05-74, Class CP, 5.243s, 2035	1,966,072	2,025,613
IFB Ser. 05-57, Class CD, 5.175s, 2035	1,800,846	1,835,350
IFB Ser. 06-8, Class PK, 5.12s, 2036	3,784,553	3,783,018
IFB Ser. 06-27, Class SP, 5.06s, 2036	2,816,000	2,912,233
IFB Ser. 06-8, Class HP, 5.06s, 2036	3,264,296	3,331,398
IFB Ser. 06-8, Class WK, 5.06s, 2036	5,119,354	5,187,662
IFB Ser. 05-106, Class US, 5.06s, 2035	4,731,231	4,872,260
IFB Ser. 05-99, Class SA, 5.06s, 2035	2,345,718	2,380,267
Ser. 07-54, Class IA, IO, 5s, 2037 ##	5,877,000	320,884
Ser. 07-54, Class IB, IO, 5s, 2037 ##	5,877,000	320,884
Ser. 07-54, Class IC, IO, 5s, 2037 ##	5,877,000	320,884
Ser. 07-54, Class ID, IO, 5s, 2037 ##	5,877,000	320,884
Ser. 07-54, Class IE, IO, 5s, 2037 ##	5,877,000	320,884
Ser. 07-54, Class IF, IO, 5s, 2037 ##	6,781,000	370,243
IFB Ser. 05-114, Class SP, 4.95s, 2036	1,375,064	1,337,250
IFB Ser. 05-45, Class DA, 4.913s, 2035	3,593,638	3,649,984
IFB Ser. 05-74, Class DM, 4.877s, 2035	4,619,978	4,678,165
IFB Ser. 05-45, Class DC, 4.803s, 2035	2,834,099	2,866,033
IFB Ser. 06-60, Class CS, 4.583s, 2036	1,156,298	1,115,222
IFB Ser. 05-57, Class DC, 4.485s, 2034	3,413,965	3,442,739
IFB Ser. 05-45, Class PC, 4.29s, 2034	1,582,381	1,582,720
IFB Ser. 05-95, Class CP, 4.089s, 2035	360,909	360,101
IFB Ser. 05-95, Class OP, 3.923s, 2035	1,286,000	1,214,105
IFB Ser. 05-106, Class JC, 3.628s, 2035	807,521	747,755
IFB Ser. 05-72, Class SB, 3.575s, 2035	2,780,324	2,656,952
IFB Ser. 05-83, Class QP, 3.562s, 2034	777,950	734,419
IFB Ser. 02-36, Class QH, IO, 2.73s, 2029	178,618	559
IFB Ser. 06-90, Class SE, IO, 2.48s, 2036	3,200,688	300,690
IFB Ser. 03-66, Class SA, IO, 2.33s, 2033	3,956,071	309,088
Ser. 03-W12, Class 2, IO, 2.235s, 2043	5,865,358	334,066
IFB Ser. 07-W2, Class 3A2, IO, 1.96s, 2037	5,817,667	360,123
Ser. 03-W10, Class 1, IO, 1.937s, 2043	23,046,302	1,123,113
Ser. 03-W10, Class 3, IO, 1.933s, 2043	8,881,527	437,317
IFB Ser. 05-113, Class AI, IO, 1.91s, 2036	1,049,863	81,988
IFB Ser. 05-113, Class DI, IO, 1.91s, 2036	45,886,117	2,927,492
IFB Ser. 05-52, Class DC, IO, 1.88s, 2035	2,629,772	248,025
IFB Ser. 04-24, Class CS, IO, 1.83s, 2034	5,585,245	396,286
IFB Ser. 03-122, Class SA, IO, 1.78s, 2028	7,408,327	366,417
IFB Ser. 03-122, Class SJ, IO, 1.78s, 2028	7,797,418	389,759
IFB Ser. 06-60, Class DI, IO, 1 3/4s, 2035	3,094,798	172,778
IFB Ser. 04-60, Class SW, IO, 1.73s, 2034	10,211,156	777,093

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-65, Class KI, IO, 1.68s, 2035	$22,361,679	$1,432,102
Ser. 03-W8, Class 12, IO, 1.635s, 2042	41,545,213	1,862,912
IFB Ser. 05-42, Class SA, IO, 1.48s, 2035	8,291,255	448,790
IFB Ser. 07-30, Class WI, IO, 1.44s, 2037	31,809,885	1,669,131
IFB Ser. 07-28, Class SE, IO, 1.43s, 2037	3,817,086	261,804
IFB Ser. 07-W2, Class 2A2, IO, 1.43s, 2037	7,540,982	394,761
IFB Ser. 06-128, Class SH, IO, 1.43s, 2037	4,583,844	255,778
IFB Ser. 06-56, Class SM, IO, 1.43s, 2036	11,468,080	631,181
IFB Ser. 06-12, Class SD, IO, 1.43s, 2035	14,668,446	1,059,062
IFB Ser. 05-73, Class SI, IO, 1.43s, 2035	2,242,069	121,544
IFB Ser. 05-17, Class ES, IO, 1.43s, 2035	4,526,730	322,529
IFB Ser. 05-17, Class SY, IO, 1.43s, 2035	2,091,255	148,961
IFB Ser. 07-30, Class IE, IO, 1.42s, 2037	9,909,754	747,768
IFB Ser. 06-123, Class CI, IO, 1.42s, 2037	8,774,958	583,019
IFB Ser. 05-82, Class SY, IO, 1.41s, 2035	9,656,801	473,194
IFB Ser. 05-45, Class SR, IO, 1.4s, 2035	12,848,905	622,475
IFB Ser. 05-95, Class CI, IO, 1.38s, 2035	4,934,316	315,428
IFB Ser. 05-84, Class SG, IO, 1.38s, 2035	8,543,272	553,465
IFB Ser. 05-54, Class SA, IO, 1.38s, 2035	9,206,535	457,450
IFB Ser. 05-23, Class SG, IO, 1.38s, 2035	6,800,089	412,465
IFB Ser. 05-29, Class SX, IO, 1.38s, 2035	7,947,762	470,443
IFB Ser. 05-104, Class NI, IO, 1.38s, 2035	5,719,930	383,807
IFB Ser. 05-17, Class SA, IO, 1.38s, 2035	5,983,072	398,097
IFB Ser. 05-17, Class SE, IO, 1.38s, 2035	6,412,909	420,570
IFB Ser. 05-57, Class DI, IO, 1.38s, 2035	13,349,122	719,786
IFB Ser. 04-92, Class S, IO, 1.38s, 2034	6,822,199	363,494
IFB Ser. 05-83, Class QI, IO, 1.37s, 2035	1,298,716	94,672
IFB Ser. 05-73, Class SD, IO, 1.36s, 2035	5,790,091	367,042
IFB Ser. 05-83, Class SL, IO, 1.35s, 2035	14,981,641	782,362
Ser. 06-116, Class ES, IO, 1.33s, 2036	3,251,735	139,850
IFB Ser. 06-114, Class IS, IO, 1.33s, 2036	4,468,250	251,339
IFB Ser. 06-20, Class IG, IO, 1.33s, 2036	28,442,103	1,221,754
IFB Ser. 06-115, Class GI, IO, 1.32s, 2036	3,787,263	236,522
IFB Ser. 06-121, Class SD, IO, 1.32s, 2036	9,443,181	504,266
IFB Ser. 06-109, Class SG, IO, 1.31s, 2036	5,980,915	331,042
IFB Ser. 06-104, Class IM, IO, 1.3s, 2036	1,426,000	85,084
IFB Ser. 06-104, Class SY, IO, 1.3s, 2036	3,426,876	166,500
IFB Ser. 06-109, Class SH, IO, 1.3s, 2036	4,167,675	310,813
Ser. 06-104, Class SG, IO, 1.28s, 2036	7,724,969	352,164
IFB Ser. 06-128, Class SC, IO, 1.28s, 2037	10,137,963	607,264
IFB Ser. 06-104, Class CI, IO, 1.28s, 2036	1,219,925	75,842
IFB Ser. 06-44, Class IS, IO, 1.28s, 2036	6,155,915	330,034
IFB Ser. 06-45, Class SM, IO, 1.28s, 2036	7,085,557	298,925
IFB Ser. 06-8, Class JH, IO, 1.28s, 2036	15,779,454	916,896
IFB Ser. 06-42, Class IB, IO, 1.27s, 2036	5,843,477	243,633
IFB Ser. 06-20, Class IB, IO, 1.27s, 2036	12,189,473	504,999
IFB Ser. 05-95, Class OI, IO, 1.27s, 2035	728,549	53,824
IFB Ser. 06-92, Class JI, IO, 1.26s, 2036	3,076,833	174,291
IFB Ser. 06-96, Class ES, IO, 1.26s, 2036	5,510,535	298,636

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-99, Class AS, IO, 1.26s, 2036	$3,795,930	$203,841
IFB Ser. 06-85, Class TS, IO, 1.24s, 2036	7,640,184	366,447
IFB Ser. 06-61, Class SE, IO, 1.23s, 2036	8,183,408	318,384
Ser. 06-94, Class NI, IO, 1.18s, 2036	3,832,754	167,968
Ser. 03-W17, Class 12, IO, 1.152s, 2033	10,929,410	424,762
IFB Ser. 07-30, Class LI, IO, 1.12s, 2037	13,343,069	783,905
IFB Ser. 07-W2, Class 1A2, IO, 1.11s, 2037	20,173,763	908,592
Ser. 03-W19, IO, 1.099s, 2033	1,229,089	37,561
IFB Ser. 07-15, Class CI, IO, 1.06s, 2037	16,075,560	888,697
IFB Ser. 06-123, Class BI, IO, 1.06s, 2037	21,321,694	1,132,910
IFB Ser. 06-115, Class JI, IO, 1.06s, 2036	11,812,179	655,242
IFB Ser. 06-123, Class LI, IO, 1s, 2037	7,892,614	400,424
Ser. 03-W10, Class 3A, IO, 0.915s, 2043	903,127	14,971
Ser. 03-W10, Class 1A, IO, 0.908s, 2043	747,251	10,788
Ser. 03-T2, Class 2, IO, 0.823s, 2042	66,224,798	1,418,909
IFB Ser. 07-39, Class AI, IO, 0.8s, 2037	8,180,000	356,290
IFB Ser. 07-32, Class SD, IO, 0.79s, 2037	5,441,249	240,818
IFB Ser. 07-33, Class SD, IO, 0.79s, 2037	15,575,552	599,659
IFB Ser. 07-32, Class SC, IO, 0.78s, 2037	7,221,551	317,353
IFB Ser. 05-74, Class SE, IO, 0.78s, 2035	11,213,224	353,923
IFB Ser. 05-82, Class SI, IO, 0.78s, 2035	17,607,170	592,866
IFB Ser. 05-87, Class SE, IO, 0.73s, 2035	32,550,091	1,033,612
Ser. 03-18, Class X1, IO, 0.685s, 2042	31,820,609	405,776
Ser. 03-W3, Class 2IO1, IO, 0.683s, 2042	25,908,886	473,872
Ser. 03-W6, Class 51, IO, 0.68s, 2042	17,658,606	280,432
IFB Ser. 05-58, Class IK, IO, 0.68s, 2035	5,325,278	253,395
Ser. 06-W3, Class 1AS, IO, 0.662s, 2046	20,071,142	620,951
Ser. 01-T12, Class IO, 0.567s, 2041	29,912,959	355,956
Ser. 03-W2, Class 1, IO, 0.469s, 2042	34,574,687	379,210
Ser. 01-50, Class B1, IO, 0.459s, 2041	4,130,472	35,239
Ser. 02-T4, IO, 0.453s, 2041	16,796,971	155,554
Ser. 03-W3, Class 1, IO, 0.443s, 2042	22,927,565	203,999
Ser. 02-T1, Class IO, IO, 0.423s, 2031	25,927,239	197,169
Ser. 03-W6, Class 3, IO, 0.365s, 2042	23,579,486	226,018
Ser. 03-W6, Class 23, IO, 0.352s, 2042	25,360,142	235,566
Ser. 03-W8, Class 11, IO, 0.03s, 2042	2,015,975	38
Ser. 03-W6, Class 21, IO, 0.004s, 2042	16,800	—
Ser. 03-34, Class P1, PO (Principal only), zero %, 2043	109,181	75,267
Ser. 06-104, Class EK, zero %, 2036	623,915	601,708
Ser. 06-84, Class OP, PO, zero %, 2036	80,599	78,670
Ser. 372, Class 1, PO, zero %, 2036	845,235	677,911
Ser. 371, Class 1, PO, zero %, 2036	2,448,750	2,028,673
Ser. 367, Class 1, PO, zero %, 2036	1,522,281	1,153,726
Ser. 363, Class 1, PO, zero %, 2035	13,048,584	9,908,242
Ser. 361, Class 1, PO, zero %, 2035	10,272,264	8,338,030
Ser. 04-38, Class AO, PO, zero %, 2034	5,244,670	3,812,219
Ser. 04-61, Class CO, PO, zero %, 2031	4,902,000	4,025,518
Ser. 07-31, Class TS, IO, zero %, 2009	13,164,704	239,440
Ser. 07-15, Class IM, IO, zero %, 2009	5,110,484	93,040

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

Fannie Mae
FRB Ser. 05-117, Class GF, zero %, 2036	$1,029,809	$961,609
FRB Ser. 05-65, Class ER, zero %, 2035	3,456,277	3,280,805
FRB Ser. 05-57, Class UL, zero %, 2035	3,321,823	3,197,784
FRB Ser. 05-36, Class QA, zero %, 2035	643,949	588,856
FRB Ser. 05-65, Class CU, zero %, 2034	467,005	518,619
FRB Ser. 05-81, Class DF, zero %, 2033	410,476	408,680
FRB Ser. 06-1, Class HF, zero %, 2032	448,928	422,382
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	309,188	325,629
Ser. T-58, Class 4A, 7 1/2s, 2043	1,638,661	1,718,044
Ser. T-51, Class 2A, 7 1/2s, 2042	1,748,196	1,822,547
Ser. T-42, Class A5, 7 1/2s, 2042	1,158,135	1,206,458
Ser. T-60, Class 1A2, 7s, 2044	5,349,634	5,562,482
Ser. T-41, Class 2A, 7s, 2032	125,720	129,650
Ser. T-56, Class A, IO, 0.555s, 2043	14,885,043	203,949
Ser. T-56, Class 3, IO, 0.363s, 2043	15,015,182	123,342
Ser. T-56, Class 1, IO, 0.285s, 2043	18,974,858	103,556
Ser. T-56, Class 2, IO, 0.049s, 2043	17,363,389	38,064
FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2,
7.77s, 2027	5,546,208	5,832,612
First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.951s, 2033	40,652,054	2,124,907
First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	3,492,000	3,791,716
Ser. 97-C2, Class G, 7 1/2s, 2029	1,156,000	1,255,678
First Union-Lehman Brothers-Bank of America 144A Ser. 98-C2,
Class G, 7s, 2035	4,500,000	4,848,975
Freddie Mac
IFB Ser. 2990, Class LB, 3.348s, 2034	3,525,774	3,248,401
IFB Ser. 3153, Class UK, 7 1/2s, 2036	2,290,600	2,620,362
IFB Ser. 3202, Class PS, 7.32s, 2036	1,186,552	1,297,851
IFB Ser. 3182, Class PS, 7.32s, 2032	3,147,571	3,488,297
IFB Ser. 3202, Class HM, 6.65s, 2036	821,845	877,787
IFB Ser. 3081, Class DC, 5.22s, 2035	1,914,186	1,946,715
IFB Ser. 3114, Class GK, 5.12s, 2036	1,279,254	1,300,095
Ser. 3311, Class IA, IO, 5s, 2037 ##	6,320,000	369,205
Ser. 3311, Class IB, IO, 5s, 2037 ##	6,320,000	369,205
Ser. 3311, Class IC, IO, 5s, 2037 ##	6,320,000	369,205
Ser. 3311, Class ID, IO, 5s, 2037 ##	6,320,000	369,205
Ser. 3311, Class IE, IO, 5s, 2037 ##	6,320,000	369,205
IFB Ser. 2976, Class KL, 4.877s, 2035	3,407,920	3,418,654
IFB Ser. 2990, Class DP, 4.767s, 2034	2,963,827	2,944,449
IFB Ser. 2979, Class AS, 4.767s, 2034	842,776	835,768
IFB Ser. 3065, Class DC, 3.9s, 2035	2,894,831	2,740,705
IFB Ser. 3050, Class SA, 3.575s, 2034	2,109,851	1,948,918
IFB Ser. 2990, Class WP, 3.302s, 2035	2,263,806	2,175,877
IFB Ser. 2927, Class SI, IO, 3.18s, 2035	5,091,102	558,505
IFB Ser. 2828, Class GI, IO, 2.18s, 2034	5,778,326	589,856

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2869, Class SH, IO, 1.98s, 2034	$2,817,841	$165,233
IFB Ser. 2869, Class JS, IO, 1.93s, 2034	13,627,334	782,079
IFB Ser. 2815, Class PT, IO, 1.73s, 2032	5,714,947	390,059
IFB Ser. 2828, Class TI, IO, 1.73s, 2030	2,739,268	171,416
IFB Ser. 3284, Class IV, IO, 1.43s, 2037	3,418,887	247,800
IFB Ser. 3287, Class SD, IO, 1.43s, 2037	5,673,515	351,166
IFB Ser. 3028, Class ES, IO, 1.43s, 2035	14,419,517	969,423
IFB Ser. 2922, Class SE, IO, 1.43s, 2035	7,228,509	367,931
IFB Ser. 3045, Class DI, IO, 1.41s, 2035	15,673,985	776,546
Ser. 3236, Class ES, IO, 1.38s, 2036	5,566,454	264,407
IFB Ser. 3136, Class NS, IO, 1.38s, 2036	8,721,290	530,219
IFB Ser. 3118, Class SD, IO, 1.38s, 2036	11,929,861	561,411
IFB Ser. 3054, Class CS, IO, 1.38s, 2035	3,072,500	132,502
IFB Ser. 3107, Class DC, IO, 1.38s, 2035	14,900,655	1,054,207
IFB Ser. 3129, Class SP, IO, 1.38s, 2035	6,234,684	258,153
IFB Ser. 3066, Class SI, IO, 1.38s, 2035	9,451,809	642,980
IFB Ser. 2927, Class ES, IO, 1.38s, 2035	4,051,489	193,724
IFB Ser. 2950, Class SM, IO, 1.38s, 2016	7,909,139	448,153
IFB Ser. 3031, Class BI, IO, 1.37s, 2035	2,667,296	192,900
IFB Ser. 2962, Class BS, IO, 1.33s, 2035	16,754,431	818,546
IFB Ser. 3114, Class TS, IO, 1.33s, 2030	32,662,316	1,631,430
IFB Ser. 3128, Class JI, IO, 1.31s, 2036	9,376,753	577,776
IFB Ser. 2990, Class LI, IO, 1.31s, 2034	5,184,845	331,290
IFB Ser. 3240, Class S, IO, 1.3s, 2036	13,632,722	845,403
IFB Ser. 3229, Class BI, IO, 1.3s, 2036	1,227,658	59,872
IFB Ser. 3065, Class DI, IO, 1.3s, 2035	2,058,278	148,512
IFB Ser. 3145, Class GI, IO, 1.28s, 2036	7,605,178	501,566
IFB Ser. 3114, Class GI, IO, 1.28s, 2036	3,053,112	222,195
IFB Ser. 3174, Class BS, IO, 1.2s, 2036	7,066,778	282,034
IFB Ser. 3152, Class SY, IO, 1.16s, 2036	6,808,856	408,284
IFB Ser. 3199, Class S, IO, 1.13s, 2036	3,803,495	203,844
IFB Ser. 3284, Class LI, IO, 1.12s, 2037	18,022,748	1,024,871
IFB Ser. 3281, Class AI, IO, 1.11s, 2037	16,143,783	922,786
IFB Ser. 3240, Class GS, IO, 1.06s, 2036	8,249,192	448,442
IFB Ser. 3288, Class SJ, IO, 0.81s, 2037	7,276,912	275,158
IFB Ser. 3284, Class CI, IO, 0.8s, 2037	12,211,484	582,110
IFB Ser. 3291, Class SA, IO, 0.79s, 2037	8,046,526	295,307
IFB Ser. 3016, Class SQ, IO, 0.79s, 2035	6,149,503	174,880
IFB Ser. 3284, Class WI, IO, 0.78s, 2037	20,350,975	907,765
Ser. 3300, PO, zero %, 2037	3,560,000	2,875,936
Ser. 242, PO, zero %, 2036 ##	34,560,623	28,167,094
Ser. 239, PO, zero %, 2036	17,242,972	13,779,738
Ser. 3174, PO, zero %, 2036	476,291	409,433
Ser. 236, PO, zero %, 2036	11,754,998	9,451,321
FRB Ser. 3213, Class FX, zero %, 2036	611,432	588,480
FRB Ser. 3231, Class X, zero %, 2036	736,379	732,860
FRB Ser. 3147, Class SF, zero %, 2036	2,389,905	2,217,462
FRB Ser. 3048, Class XG, zero %, 2035	362,021	345,710
FRB Ser. 3022, Class TC, zero %, 2035	401,168	408,721

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

Freddie Mac
FRB Ser. 3003, Class XF, zero %, 2035	$2,861,624	$2,778,010
FRB Ser. 2986, Class XT, zero %, 2035	271,207	264,141
FRB Ser. 2958, Class FL, zero %, 2035	1,164,750	1,048,365
FRB Ser. 3046, Class WF, zero %, 2035	464,071	448,641
FRB Ser. 3054, Class XF, zero %, 2034	267,900	259,654
GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.059s, 2045	290,748,076	1,556,084
Ser. 05-C2, Class XC, IO, 0.059s, 2043	120,997,869	940,355
Ser. 07-C1, Class XC, IO, 0.048s, 2019 ##	241,470,731	1,910,033
GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 8.058s, 2036	488,000	515,669
Ser. 01-C2, Class A1, 6 1/4s, 2034	302,462	305,427
Ser. 03-C2, Class A2, 5.461s, 2040	7,723,000	7,821,854
Ser. 04-C2, Class A4, 5.301s, 2038	13,017,000	12,994,481
Ser. 97-C1, Class X, IO, 1.513s, 2029	12,620,364	509,477
Ser. 05-C1, Class X1, IO, 0.111s, 2043	107,421,119	1,493,798
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	2,095,341	2,149,899
Ser. 06-C1, Class XC, IO, 0.033s, 2045	172,717,435	1,288,645
Government National Mortgage Association
IFB Ser. 06-34, Class SA, 7.62s, 2036	532,393	573,051
Ser. 2003-41, Class DS, IO, 6.38s, 2037	780,000	41,243
Ser. 07-25, Class SB, IO, 6s, 2037	11,803,000	624,379
Ser. 07-26, Class SA, IO, 6s, 2037	17,100,000	850,946
Ser. 07-26, Class SD, IO, 6s, 2037	8,439,000	455,875
Ser. 07-25, Class SA, IO, 6s, 2037 ##	6,083,000	316,924
IFB Ser. 05-7, Class JM, 5.016s, 2034	3,572,151	3,550,926
IFB Ser. 05-66, Class SP, 3.1s, 2035	1,789,476	1,648,812
IFB Ser. 07-1, Class SL, IO, 2.04s, 2037	2,704,640	185,358
IFB Ser. 07-1, Class SM, IO, 2.03s, 2037	2,703,654	184,480
IFB Ser. 07-9, Class BI, IO, 1 1/2s, 2037	17,562,124	909,815
IFB Ser. 06-69, Class SA, IO, 1.48s, 2036	9,200,974	444,842
IFB Ser. 06-38, Class SG, IO, 1.33s, 2033	17,267,886	668,845
IFB Ser. 07-9, Class DI, IO, 1.19s, 2037	8,826,760	392,043
IFB Ser. 07-9, Class AI, IO, 1.18s, 2037	6,939,429	344,663
IFB Ser. 06-28, Class GI, IO, 1.18s, 2035	6,032,082	272,952
IFB Ser. 05-65, Class SI, IO, 1.03s, 2035	6,553,935	251,253
IFB Ser. 07-19, Class SJ, IO, 0.88s, 2037	7,561,000	241,007
IFB Ser. 07-21, Class S, IO, 0.88s, 2037	9,133,270	315,026
IFB Ser. 07-8, Class SA, IO, 0.88s, 2037	18,731,898	714,154
IFB Ser. 07-9, Class CI, IO, 0.88s, 2037	11,468,432	400,538
IFB Ser. 07-7, Class EI, IO, 0.88s, 2037	3,322,160	108,933
Ser. 99-31, Class MP, PO, zero %, 2029	112,626	96,251
Ser. 98-2, Class EA, PO, zero %, 2028	951,214	782,278
Greenpoint Mortgage Funding Trust Ser. 05-AR1, Class X1, IO,
1.36s, 2045	10,032,801	246,118
Greenwich Capital Commercial Funding Corp.
Ser. 07-GG9, Class A4, 5.444s, 2039	2,148,000	2,170,769
Ser. 05-GG5, Class XC, IO, 0.052s, 2037	236,802,117	1,026,759

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

Greenwich Capital Commercial Funding Corp. 144A
Ser. 07-GG9, Class X, IO, 0.512s, 2039	$33,084,281	$835,378
Ser. 05-GG3, Class XC, IO, 0.137s, 2042	107,067,054	1,713,073
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4, 5.56s, 2039	5,341,000	5,405,840
Ser. 04-GG2, Class A6, 5.396s, 2038	5,069,000	5,097,234
Ser. 05-GG4, Class A4, 4.761s, 2039	127,000	122,503
Ser. 05-GG4, Class A4B, 4.732s, 2039	7,685,000	7,374,093
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 8.57s, 2015	748,000	748,000
Ser. 98-C1, Class F, 6s, 2030	1,627,000	1,634,045
Ser. 03-C1, Class X1, IO, 0.414s, 2040	39,640,505	683,990
Ser. 05-GG4, Class XC, IO, 0.162s, 2039	133,144,834	2,350,838
Ser. 04-C1, Class X1, IO, 0.126s, 2028	44,240,888	293,787
Ser. 06-GG6, Class XC, IO, 0.045s, 2038	146,926,128	510,798
GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1, 4.853s, 2035	2,696,355	2,655,910
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	1,171,000	1,269,704
Ser. 06-CB14, Class AM, 5.629s, 2044	5,894,000	5,935,965
Ser. 06-CB16, Class A4, 5.552s, 2045	5,705,000	5,767,413
FRB Ser. 04-PNC1, Class A4, 5.372s, 2041	48,000	48,376
Ser. 06-CB14, Class A4, 5.481s, 2044	11,600,000	11,679,808
Ser. 06-LDP9, Class A3, 5.336s, 2047	8,661,000	8,600,460
Ser. 05-CB11, Class A4, 5.335s, 2037	8,740,000	8,738,643
Ser. 05-CB12, Class A4, 4.895s, 2037	128,000	124,059
Ser. 04-C3, Class A5, 4.878s, 2042	122,000	118,439
Ser. 05-LDP2, Class AM, 4.78s, 2042	2,030,000	1,948,582
Ser. 06-CB17, Class X, IO, 0.703s, 2043	57,832,349	2,331,222
Ser. 06-LDP9, Class X, IO, 0.642s, 2047	36,732,594	1,262,867
Ser. 07-LDPX, Class X, IO, 0.527s, 2049	71,194,794	1,757,799
Ser. 06-LDP7, Class X, IO, 0.02s, 2045	299,092,623	257,034
JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	1,515,000	1,542,606
Ser. 06-FL2A, Class X1, IO, 0.694s, 2018	137,662,285	435,013
Ser. 03-ML1A, Class X1, IO, 0.472s, 2039	19,954,442	708,383
Ser. 05-LDP2, Class X1, IO, 0.105s, 2042	238,424,635	4,163,118
Ser. 05-LDP1, Class X1, IO, 0.101s, 2046	46,595,454	451,393
Ser. 05-CB12, Class X1, IO, 0.097s, 2037	70,278,530	790,633
Ser. 06-CB14, Class X1, IO, 0.069s, 2044	58,554,040	274,472
Ser. 05-LDP3, Class X1, IO, 0.062s, 2042	172,150,949	1,371,828
Ser. 06-LDP6, Class X1, IO, 0.05s, 2043	95,353,899	521,467
Ser. 05-LDP5, Class X1, IO, 0.043s, 2044	446,074,541	2,160,674
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	926,463	939,554
Ser. 99-C1, Class G, 6.41s, 2031	991,777	1,030,368
Ser. 98-C4, Class G, 5.6s, 2035	784,000	783,712
Ser. 98-C4, Class H, 5.6s, 2035	1,328,000	1,250,544

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	$43,000	$44,728
Ser. 05-C7, Class AM, 5.263s, 2040	9,607,000	9,541,051
Ser. 04-C7, Class A6, 4.786s, 2029	2,341,000	2,272,533
LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.914s, 2038	41,058,023	2,003,583
Ser. 05-C3, Class XCL, IO, 0.133s, 2040	70,958,152	1,480,431
Ser. 05-C2, Class XCL, IO, 0.122s, 2040	234,838,622	2,448,241
Ser. 05-C5, Class XCL, IO, 0.11s, 2020	105,793,600	1,511,241
Ser. 05-C7, Class XCL, IO, 0.096s, 2040	157,523,053	1,580,256
Ser. 06-C1, Class XCL, IO, 0.082s, 2041	167,588,219	1,869,828
Ser. 06-C7, Class XCL, IO, 0.072s, 2038	29,843,119	537,619
Lehman Brothers Floating Rate Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 6.27s, 2017	826,000	826,903
FRB Ser. 05-LLFA, 6.12s, 2018	534,000	532,665
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 9s, 2036	1,190,565	1,310,105
IFB Ser. 06-7, Class 4A2, IO, 2.43s, 2036	5,429,969	308,542
Ser. 07-1, Class 3A2, IO, 1.93s, 2037	5,586,075	372,301
IFB Ser. 06-9, Class 3A2, IO, 1.91s, 2037	3,426,615	210,032
IFB Ser. 06-5, Class 2A2, IO, 1.83s, 2036	10,705,987	484,565
IFB Ser. 07-2, Class 2A13, IO, 1.37s, 2037	7,732,450	438,630
Ser. 06-9, Class 2A3, IO, 1.3s, 2036	11,641,853	651,222
IFB Ser. 06-9, Class 2A2, IO, 1.3s, 2037	8,279,401	465,716
IFB Ser. 06-8, Class 2A2, IO, 1.26s, 2036	753,418	28,377
IFB Ser. 06-7, Class 2A4, IO, 1.23s, 2036	16,750,691	618,647
IFB Ser. 06-7, Class 2A5, IO, 1.23s, 2036	15,093,869	785,422
IFB Ser. 06-6, Class 1A2, IO, 1.18s, 2036	6,386,477	241,721
IFB Ser. 06-6, Class 1A3, IO, 1.18s, 2036	8,480,879	406,004
IFB Ser. 06-5, Class 1A3, IO, 0.08s, 2036	2,918,712	13,241
IFB Ser. 06-4, Class 1A3, IO, 0.08s, 2036	2,367,899	19,265
IFB Ser. 06-7, Class 1A3, IO, 0.03s, 2036	6,922,636	38,125
IFB Ser. 06-9, Class 1A6, IO, zero %, 2037	5,992,347	18,824
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.688s, 2034	785,218	801,241
Ser. 04-13, Class 3A6, 3.786s, 2034	3,642,000	3,524,111
Ser. 06-OA1, Class X, IO, 2.082s, 2046	7,533,958	249,562
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	3,132,517	45,735
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	8,235,852	20,590
Merrill Lynch Capital Funding Corp. Ser. 06-4, Class XC, IO,
0.049s, 2049	125,078,263	1,881,060
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 5.82s, 2022	1,222,000	1,227,831
Ser. 06-1, Class X1TM, IO, 5.569s, 2022	12,038,000	265,980
Ser. 06-1, Class X1A, IO, 1.273s, 2022	47,561,060	683,690
Merrill Lynch Mortgage Investors, Inc.
Ser. 98-C3, Class E, 7.116s, 2030	826,000	888,743
FRB Ser. 05-A9, Class 3A1, 5.284s, 2035	6,485,658	6,473,498
Ser. 96-C2, Class JS, IO, 2.282s, 2028	1,178,920	115,037

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	$125,000	$121,658
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	121,000	116,321
Ser. 05-MCP1, Class XC, IO, 0.095s, 2043	87,968,428	1,233,620
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.212s, 2039	19,884,069	435,741
Ser. 05-LC1, Class X, IO, 0.067s, 2044	48,654,424	446,632
Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-1, Class X, IO, 0.039s, 2039	126,898,000	674,146
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.047s, 2037	4,073,163	1,321,232
Ser. 06-C4, Class X, IO, 4.33s, 2016	12,962,910	4,430,666
Ser. 04-C2, Class X, IO, 2.594s, 2040	1,986,707	614,637
Ser. 05-C3, Class X, IO, 2.279s, 2044	3,718,282	1,120,713
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.708s, 2043	13,441,658	732,990
Ser. 05-HQ6, Class X1, IO, 0.083s, 2042	112,454,023	1,209,551
Morgan Stanley Capital I
Ser. 07-HQ11, Class A4, 5.447s, 2044	3,820,000	3,834,773
Ser. 05-HQ6, Class A4A, 4.989s, 2042	5,354,000	5,233,226
Ser. 04-HQ4, Class A7, 4.97s, 2040	2,771,000	2,712,393
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	498,000	502,116
Ser. 04-RR, Class F5, 6s, 2039	1,350,000	1,196,754
Ser. 04-RR, Class F6, 6s, 2039	2,030,000	1,713,447
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
5.387s, 2035	6,222,069	6,220,785
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2, Class E,
7.086s, 2030	1,389,000	1,418,147
Permanent Financing PLC FRB Ser. 8, Class 2C, 5.74s, 2042
(United Kingdom)	2,413,000	2,412,838
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	4,971,000	5,132,905
Ser. 00-C1, Class J, 6 5/8s, 2010	309,000	298,568
Ser. 00-C2, Class J, 6.22s, 2033	1,499,000	1,522,669
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 8.86s, 2034 (Ireland)	3,491,000	3,569,548
Ser. 04-1A, Class E, 6.61s, 2034 (Ireland)	1,374,000	1,374,824
Residential Asset Securitization Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.23s, 2036	1,634,828	20,499
Residential Funding Mortgage Securities I Ser. 04-S5, Class 2A1,
4 1/2s, 2019	5,258,368	5,080,852
Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 0.953s, 2036	30,284,903	1,422,603
SBA CMBS Trust 144A Ser. 05-1A, Class D, 6.219s, 2035	770,000	778,192
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	993,000	886,718
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	673,000	577,834
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	443,000	395,049

COLLATERALIZED MORTGAGE OBLIGATIONS (37.1%)* continued

	Principal amount	Value

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 05-18, Class 6A1, 5.261s, 2035	$3,151,642	$3,142,755
Ser. 04-8, Class 1A3, 4.646s, 2034	43,111	43,905
Ser. 05-9, Class AX, IO, 1.018s, 2035	33,894,353	505,026
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	15,955,000	16,016,419
Ser. 05-C17, Class A4, 5.083s, 2042	8,696,000	8,554,820
Ser. 04-C15, Class A4, 4.803s, 2041	4,128,000	4,001,100
Ser. 06-C28, Class XC, IO, 0.564s, 2048	28,389,676	781,852
Ser. 06-C29, IO, 0.528s, 2048	136,920,355	4,063,796
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 8.62s, 2018	944,000	943,830
Ser. 03-C3, Class IOI, IO, 0.419s, 2035	22,419,974	675,603
Ser. 05-C18, Class XC, IO, 0.094s, 2042	50,568,302	523,888
Ser. 06-C23, Class XC, IO, 0.061s, 2045	296,377,819	1,834,579
Ser. 06-C26, Class XC, IO, 0.045s, 2045	22,395,103	85,325
WAMU Commercial Mortgage Securities Trust 144A Ser. 07-SL2,
Class X, IO, 0.856s, 2049	21,743,000	1,031,943
Washington Mutual 144A Ser. 06-SL1, Class X, IO, 0.938s, 2043	10,392,373	553,719
Washington Mutual Asset Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	219,000	207,306
Ser. 06-SL1, Class A, 5.421s, 2043	7,489,277	7,497,761
Washington Mutual Multi-Fam., Mtge. 144A Ser. 01-1, Class B5,
7.21s, 2031 (Cayman Islands)	1,793,000	1,831,571
Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.259s, 2036	4,257,862	4,224,651
Ser. 05-AR2, Class 2A1, 4.545s, 2035	1,957,953	1,930,737
Ser. 04-R, Class 2A1, 4.361s, 2034	1,993,431	1,961,137
Ser. 05-AR9, Class 1A2, 4.354s, 2035	1,631,323	1,603,564
Ser. 05-AR12, Class 2A5, 4.319s, 2035	26,265,000	25,662,371
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	56,771,000	569,581

Total collateralized mortgage obligations (cost $908,823,968)		$905,835,600

CORPORATE BONDS AND NOTES (10.7%)*

	Principal amount	Value

Basic Materials (0.4%)
Alcoa, Inc. notes 5 3/8s, 2013	$800,000	$800,126
Dow Chemical Co. (The) sr. notes 6 1/8s, 2011	800,000	821,920
Dow Chemical Co. (The) Pass Through Trust 144A
company guaranty 4.027s, 2009	1,950,000	1,889,446
Georgia-Pacific Corp. debs. 9 1/2s, 2011	1,140,000	1,259,700
Georgia-Pacific Corp. notes 8 1/8s, 2011	815,000	859,825
Lafarge SA notes 6 1/2s, 2016 (France)	440,000	465,740
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	570,000	559,605
Newmont Mining Corp. notes 5 7/8s, 2035	830,000	779,030
Potash Corp. of Saskatchewan notes 5 7/8s, 2036 (Canada)	1,095,000	1,075,478
Westvaco Corp./NY unsec. notes 7 1/2s, 2027	240,000	253,195

CORPORATE BONDS AND NOTES (10.7%)* continued

	Principal amount	Value

Basic Materials continued
Weyerhaeuser Co. debs. 7 3/8s, 2032	$450,000	$475,813
Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)	1,010,000	1,015,849
		10,255,727

Capital Goods (0.2%)
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015	640,000	623,200
L-3 Communications Corp. sr. sub. notes Class B, 6 3/8s, 2015	750,000	746,250
Legrand SA debs. 8 1/2s, 2025 (France)	1,160,000	1,363,000
Lockheed Martin Corp. notes Ser. B, 6.15s, 2036	750,000	779,771
		3,512,221

Communication Services (1.2%)
Ameritech Capital Funding company guaranty 6 1/4s, 2009	1,135,000	1,153,728
AT&T Corp. sr. notes 8s, 2031	825,000	1,033,737
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	2,995,000	3,918,829
France Telecom notes 8 1/2s, 2031 (France)	560,000	737,599
Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013	825,000	847,835
Pacific Bell debs. 7 1/8s, 2026	1,000,000	1,086,265
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	1,020,000	1,053,150
Southwestern Bell Telephone debs. 7s, 2027	1,245,000	1,273,327
Sprint Capital Corp. company guaranty 8 3/4s, 2032	400,000	472,058
Sprint Capital Corp. company guaranty 6.9s, 2019	920,000	948,004
Sprint Capital Corp. company guaranty 6 7/8s, 2028	2,410,000	2,391,472
Telecom Italia Capital SA company guaranty 7.2s, 2036 (Luxembourg)	515,000	547,486
Telecom Italia Capital SA company guaranty 5 1/4s, 2013
(Luxembourg)	255,000	249,758
Telecom Italia Capital SA company guaranty 4s, 2010 (Luxembourg)	525,000	509,308
Telecom Italia Capital SA notes 5 1/4s, 2015 (Luxembourg)	1,315,000	1,263,940
Telefonica Emisones SAU company guaranty 7.045s, 2036 (Spain)	1,055,000	1,134,825
Telefonica Emisones SAU company guaranty 6.421s, 2016 (Spain)	370,000	387,890
Telefonica Europe BV company guaranty 8 1/4s, 2030 (Netherlands)	725,000	870,943
Telus Corp. notes 8s, 2011 (Canada)	1,460,000	1,595,176
Verizon Communications, Inc. sr. unsec. bond 6 1/4s, 2037	1,475,000	1,478,080
Verizon Communications, Inc. sr. unsec. bond 5 1/2s, 2017	1,480,000	1,473,222
Verizon New England, Inc. sr. notes 6 1/2s, 2011	2,600,000	2,711,160
Verizon New Jersey, Inc. debs. 8s, 2022	1,050,000	1,196,138
Verizon Pennsylvania, Inc. debs. 8.35s, 2030	1,305,000	1,552,472
Verizon Virginia Inc. debs. Ser. A, 4 5/8s, 2013	364,000	347,099
		30,233,501

Conglomerates (—%)
Siemens Financieringsmaatschappij 144A notes 5 3/4s,
2016 (Netherlands)	920,000	933,367

Consumer Cyclicals (0.7%)
Chrysler Corp. debs. 7.45s, 2027	850,000	974,440
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	765,000	815,975
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	890,000	867,716

CORPORATE BONDS AND NOTES (10.7%)* continued

	Principal amount	Value

Consumer Cyclicals continued
DaimlerChrysler NA Holding Corp. company guaranty 7.2s, 2009	$3,185,000	$3,316,075
DaimlerChrysler NA Holding Corp. notes Ser. MTN,
5 3/4s, 2011	2,345,000	2,380,768
Federated Retail Holdings, Inc. company guaranty 5.9s, 2016	780,000	780,961
Federated Retail Holdings, Inc. company guaranty 5.35s, 2012	1,760,000	1,753,118
Ford Motor Credit Corp. notes 6 3/8s, 2008	1,355,000	1,341,161
JC Penney Co., Inc. debs. 7.65s, 2016	180,000	200,882
JC Penney Co., Inc. notes 6 7/8s, 2015	465,000	492,906
JC Penney Co., Inc. sr. notes 6 3/8s, 2036	860,000	857,178
JC Penney Co., Inc. sr. notes 5 3/4s, 2018	430,000	429,011
Office Depot, Inc. notes 6 1/4s, 2013	751,000	768,316
Omnicom Group, Inc. sr. notes 5.9s, 2016	885,000	906,586
Wyndham Worldwide Corp. 144A sr. unsec. 6s, 2016	1,050,000	1,041,659
		16,926,752

Consumer Staples (1.3%)
Comcast Corp. company guaranty 5 7/8s, 2018	490,000	494,430
Cox Communications, Inc. notes 7 1/8s, 2012	1,125,000	1,214,939
Cox Communications, Inc. 144A bonds 6.45s, 2036	945,000	953,687
Cox Communications, Inc. 144A notes 5 7/8s, 2016	900,000	907,344
Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	1,450,000	1,559,101
CVS Corp. 144A pass-through certificates 6.117s, 2013	1,731,820	1,776,467
Delhaize America, Inc. company guaranty 8 1/8s, 2011	885,000	979,031
Diageo PLC company guaranty 8s, 2022	1,110,000	1,344,587
Estee Lauder Cos Inc. (The) sr. unsec. 6s, 2037	1,440,000	1,434,528
Estee Lauder Cos Inc. (The) sr. unsec. 5.55s, 2017	380,000	381,330
Fortune Brands, Inc. notes 5 3/8s, 2016	1,240,000	1,177,473
News America Holdings, Inc. company guaranty 7 3/4s, 2024	1,430,000	1,617,662
News America Holdings, Inc. debs. 7 3/4s, 2045	2,810,000	3,201,174
News America, Inc. company guaranty 6.4s, 2035	180,000	181,402
Sara Lee Corp. notes 6 1/4s, 2011	770,000	795,621
TCI Communications, Inc. debs. 9.8s, 2012	1,580,000	1,873,433
TCI Communications, Inc. debs. 8 3/4s, 2015	2,290,000	2,748,213
TCI Communications, Inc. debs. 7 7/8s, 2013	1,010,000	1,133,186
Time Warner Cable, Inc. 144A sr. unsec. 6.55s, 2037	790,000	803,050
Time Warner Cable, Inc. 144A sr. unsec. 5.85s, 2017	480,000	484,208
Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	90,000	107,199
Time Warner, Inc. company guaranty 6 1/2s, 2036	585,000	585,439
Time Warner, Inc. company guaranty 5 7/8s, 2016	200,000	201,373
Time Warner, Inc. debs. 9.15s, 2023	1,110,000	1,395,253
Time Warner, Inc. debs. 9 1/8s, 2013	2,735,000	3,209,736
Viacom, Inc. sr. notes 5 3/4s, 2011	810,000	821,039
		31,380,905

Energy (0.6%)
Anadarko Petroleum Corp. sr. notes 6.45s, 2036	1,175,000	1,180,420
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	965,000	973,036
Chesapeake Energy Corp. sr. unsecd. notes 7 5/8s, 2013	1,370,000	1,452,200

CORPORATE BONDS AND NOTES (10.7%)* continued

	Principal amount	Value

Energy continued
Devon Financing Corp. ULC company guaranty 7 7/8s, 2031	$450,000	$544,142
Enterprise Products Operating LP sr. notes Ser. B, 5.6s, 2014	700,000	702,188
Forest Oil Corp. sr. notes 8s, 2011	755,000	790,863
Hess Corp. bonds 7 7/8s, 2029	1,720,000	2,019,648
Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	715,000	713,608
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	900,000	904,500
Peabody Energy Corp. sr. notes 5 7/8s, 2016	1,095,000	1,048,463
Premcor Refining Group, Inc. sr. notes 7 1/2s, 2015	2,045,000	2,110,739
Sunoco, Inc. notes 4 7/8s, 2014	770,000	733,303
Valero Energy Corp. sr. unsecd. notes 7 1/2s, 2032	315,000	365,302
Weatherford International, Ltd. company guaranty 6 1/2s, 2036	1,120,000	1,140,561
Weatherford International, Ltd. sr. notes 5 1/2s, 2016	650,000	638,415
		15,317,388

Financial (3.2%)
Amvescap PLC company guaranty 5 5/8s, 2012 (United Kingdom)	720,000	726,297
Bank of America Corp. sub. notes 7 3/4s, 2015	2,415,000	2,777,153
Bank of America NA sub. notes 5.3s, 2017	2,770,000	2,738,397
Block Financial Corp. notes 5 1/8s, 2014	980,000	920,119
Bosphorus Financial Services, Ltd. 144A sec. FRN 7.16s,
2012 (Cayman Islands)	2,907,000	2,936,337
Brandywine Operating Partnership LP sr. unsec. 5.7s, 2017 (R)	1,160,000	1,158,051
Capital One Financial Corp. sub. notes 6.15s, 2016	1,635,000	1,659,525
CIT Group, Inc. sr. notes 5s, 2015	690,000	659,058
CIT Group, Inc. sr. notes 5s, 2014	4,325,000	4,173,599
Citigroup, Inc. sub. notes 5s, 2014	2,829,000	2,768,137
CNA Financial Corp. unsecd. notes 6 1/2s, 2016	985,000	1,021,635
CNA Financial Corp. unsecd. notes 6s, 2011	985,000	1,007,179
Colonial Properties Trust notes 6 1/4s, 2014 (R)	985,000	1,018,662
Deutsche Bank Capital Funding Trust VII 144A FRB 5.628s, 2049	1,540,000	1,521,070
Developers Diversified Realty Corp. unsecd. notes
5 3/8s, 2012 (R)	485,000	484,974
Dresdner Funding Trust I 144A bonds 8.151s, 2031	1,940,000	2,345,326
Equity One, Inc. notes 5 3/8s, 2015 (R)	965,000	939,329
ERP Operating LP notes 6.584s, 2015	735,000	788,626
Fund American Cos., Inc. notes 5 7/8s, 2013	2,165,000	2,154,575
GATX Financial Corp. notes 5.8s, 2016	755,000	752,756
General Motors Acceptance Corp. bonds 8s, 2031 (S)	1,380,000	1,481,202
General Motors Acceptance Corp. FRN 6.306s, 2007	2,160,000	2,160,814
General Motors Acceptance Corp. notes 7s, 2012 (S)	1,380,000	1,385,262
Greenpoint Capital Trust I company guaranty 9.1s, 2027	790,000	827,658
Health Care REIT, Inc. sr. notes 6s, 2013 (R)	520,000	525,556
Heritage Property Investment Trust company guaranty
5 1/8s, 2014 (R)	985,000	954,556
Highwood Properties, Inc. 144A bonds 5.85s, 2017 (R)	1,385,000	1,377,366
Hospitality Properties Trust notes 6 3/4s, 2013 (R)	1,005,000	1,058,481
HRPT Properties Trust bonds 5 3/4s, 2014 (R)	710,000	713,402
HRPT Properties Trust notes 6 1/4s, 2016 (R)	660,000	686,950
iStar Financial, Inc. sr. unsec 5.15s, 2012 (R)	800,000	783,729

CORPORATE BONDS AND NOTES (10.7%)* continued

	Principal amount	Value

Financial continued
iStar Financial, Inc. sr. unsecd. notes 5 7/8s, 2016 (R)	$2,205,000	$2,192,050
Kimco Realty Corp. sr. sub. notes 5.7s, 2017 (R)	810,000	812,414
Lehman Brothers Holdings, Inc. sub. notes 5 3/4s, 2017	3,560,000	3,578,747
Liberty Mutual Group 144A notes 6 1/2s, 2035	2,825,000	2,709,212
Loews Corp. notes 5 1/4s, 2016	630,000	618,588
MetLife, Inc. notes 5.7s, 2035	1,085,000	1,051,679
Mizuho Financial Group Cayman, Ltd. bank guaranty 8 3/8s,
2049 (Cayman Islands)	1,015,000	1,069,810
Nationwide Financial Services, Inc. notes 5 5/8s, 2015	815,000	813,377
Nationwide Health Properties, Inc. notes 6 1/2s, 2011 (R)	890,000	918,440
Nuveen Investments, Inc. sr. notes 5 1/2s, 2015	640,000	630,275
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,670,000	1,735,845
PNC Bank NA notes 4 7/8s, 2017	1,300,000	1,241,638
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	1,260,000	1,283,599
Prudential Holdings LLC 144A bonds 8.695s, 2023	2,035,000	2,559,643
Rouse Co LP/TRC Co-Issuer Inc. 144A sr. notes 6 3/4s, 2013 (R)	935,000	954,520
Rouse Co. (The) notes 7.2s, 2012 (R)	880,000	921,167
Simon Property Group LP unsub. bonds 5 3/4s, 2015 (R)	950,000	967,320
SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	1,040,000	991,935
Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	920,000	905,629
UBS AG/Jersey Branch FRN 8.35s, 2008 (Jersey)	5,000,000	5,106,250
Washington Mutual Bank/Henderson NV sub. notes Ser. BKNT,
5.95s, 2013	1,390,000	1,416,557
Westfield Group sr. notes 5.7s, 2016 (Australia)	1,175,000	1,188,577
Willis Group North America, Inc. company guaranty 6.2s, 2017	995,000	1,000,614
		79,173,667

Health Care (0.3%)
Bayer Corp. 144A FRB 6.2s, 2008	1,330,000	1,333,272
Hospira, Inc. sr. notes 6.05s, 2017	770,000	777,926
Hospira, Inc. sr. notes 5.55s, 2012	1,075,000	1,080,868
Ventas Realty LP/Capital Corp. company guaranty 6 3/4s, 2010 (R)	370,000	378,325
Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 (R)	845,000	866,125
Wyeth notes 5.95s, 2037	2,315,000	2,314,817
		6,751,333

Technology (0.2%)
Arrow Electronics, Inc. debs. 7 1/2s, 2027	1,015,000	1,093,654
Avnet, Inc. notes 6s, 2015	960,000	953,089
Xerox Corp. sr. notes 7 1/8s, 2010	700,000	733,808
Xerox Corp. sr. notes 6.4s, 2016	1,430,000	1,473,416
		4,253,967

Transportation (0.2%)
American Airlines, Inc. pass-through certificates Ser. 01-2,
7.858s, 2011	705,000	763,868
Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.9s, 2018	1,501,188	1,583,753

CORPORATE BONDS AND NOTES (10.7%)* continued

	Principal amount	Value

Transportation continued
Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	$538,168	$557,676
Continental Airlines, Inc. pass-through certificates Ser. A,
5.983s, 2022	645,000	646,613
Ryder System, Inc. notes Ser. MTN, 5.95s, 2011	610,000	621,479
Ryder System, Inc. notes Ser. MTN, 5.85s, 2016	815,000	801,059
Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	470,000	464,976
		5,439,424

Utilities & Power (2.4%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	840,000	842,003
Appalachian Power Co. sr. notes 5.8s, 2035	960,000	929,587
Arizona Public Services Co. notes 6 1/2s, 2012	1,410,000	1,469,785
Atmos Energy Corp. notes 4.95s, 2014	1,525,000	1,453,638
Beaver Valley II Funding debs. 9s, 2017	1,435,000	1,629,270
Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	1,620,000	1,635,589
CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	1,735,000	1,879,656
CenterPoint Energy Resources Corp. sr. notes Ser. B,
7 7/8s, 2013	600,000	670,081
Cleveland Electric Illuminating Co. (The) sr. unsec. bond
5.95s, 2036	2,395,000	2,309,666
Cleveland Electric Illuminating Co. (The) 144A sr. notes Ser. D,
7.88s, 2017	670,000	785,331
Commonwealth Edison Co. 1st mtge. 5.9s, 2036	1,575,000	1,500,778
Consolidated Natural Gas Co. sr. notes 5s, 2014	650,000	632,796
Consumers Energy Co. 1st mtge. Ser. B, 5 3/8s, 2013	1,420,000	1,419,597
Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013	1,035,000	1,023,554
El Paso Natural Gas Co. 144A sr. unsec. bond 5.95s, 2017	165,000	166,473
Enbridge Energy Partners LP sr. unsec. notes 5 7/8s, 2016	1,045,000	1,051,402
Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	1,325,000	1,265,119
Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	680,000	708,762
Indiantown Cogeneration LP 1st mtge. Ser. A-10, 9.77s, 2020	1,065,000	1,236,050
Ipalco Enterprises, Inc. sec. notes 8 3/8s, 2008	525,000	543,375
ITC Holdings Corp. 144A notes 5 7/8s, 2016	1,470,000	1,479,934
Kansas Gas & Electric bonds 5.647s, 2021	500,000	488,265
Kinder Morgan, Inc. notes 6 3/4s, 2011	750,000	789,317
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	685,000	705,115
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	3,030,000	3,079,822
National Fuel Gas Co. notes 5 1/4s, 2013	980,000	972,488
Nevada Power Co. 2nd mtge. 9s, 2013	755,000	812,721
Nevada Power Co. general ref. mtge. Ser. L, 5 7/8s, 2015	580,000	584,402
Northwestern Corp. sec. notes 5 7/8s, 2014	1,475,000	1,465,747
Oncor Electric Delivery Co. debs. 7s, 2022	800,000	863,962
Oncor Electric Delivery Co. sec. notes 7 1/4s, 2033	490,000	553,306
Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	1,070,000	1,055,866
PacifiCorp Sinking Fund 1st mtge. 5.45s, 2013	1,570,000	1,575,748
Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	1,465,000	1,494,603
Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	1,278,300	1,290,699
PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	855,000	847,635

CORPORATE BONDS AND NOTES (10.7%)* continued

	Principal amount	Value

Utilities & Power continued
Progress Energy, Inc. sr. unsecd. notes 5 5/8s, 2016	$1,295,000	$1,308,631
Public Service Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009	1,605,000	1,661,762
Public Service Co. of New Mexico sr. notes 4.4s, 2008	785,000	779,765
Southern California Edison Co. notes 6.65s, 2029	1,410,000	1,547,475
Southern California Edison Co. 06-E 1st mtge. 5.55s, 2037	1,245,000	1,207,208
Southern Natural Gas. Co. 144A notes 5.9s, 2017	630,000	631,720
Spectra Energy Capital, LLC sr. notes 8s, 2019	1,080,000	1,245,254
Teco Energy, Inc. notes 7.2s, 2011	1,485,000	1,581,525
TransAlta Corp. notes 5 3/4s, 2013 (Canada)	880,000	876,116
TXU Energy Co. 144A sr. unsec. FRN 5.85s, 2008	4,370,000	4,369,719
Westar Energy, Inc. 1st mtge. 5.15s, 2017	195,000	185,987
Westar Energy, Inc. 1st mtge. 5.1s, 2020	1,015,000	947,341
		57,554,645

Total corporate bonds and notes (cost $260,025,948)		$261,732,897

ASSET-BACKED SECURITIES (10.7%)*

	Principal amount	Value

Advanta Business Card Master Trust FRB Ser. 04-C1, Class C,
6.37s, 2013	$1,939,000	$1,966,030
Aegis Asset Backed Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	81,892	78,718
Ser. 04-6N, Class Note, 4 3/4s, 2035	79,727	76,588
AFC Home Equity Loan Trust Ser. 99-2, Class 1A, 5.73s, 2029	4,827,210	4,842,501
American Express Credit Account Master Trust 144A
Ser. 04-C, Class C, 5.82s, 2012	5,191,087	5,202,508
Ameriquest Mortgage Securities, Inc. FRB Ser. 06-R1, Class M10,
7.82s, 2036	1,245,000	983,550
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,993,000	2,007,114
Ser. 04-1A, Class E, 6.42s, 2039	1,469,204	1,462,151
Asset Backed Funding Certificates 144A FRB Ser. 06-OPT3,
Class B, 7.82s, 2036	166,000	113,423
Asset Backed Funding Corp. NIM Trust 144A FRB Ser. 05-OPT1,
Class B1, 7.82s, 2035	587,000	411,603
Asset Backed Securities Corp. Home Equity Loan Trust FRB
Ser. 05-HE1, Class A3, 5.61s, 2035	83,823	83,834
Aviation Capital Group Trust 144A FRB Ser. 03-2A, Class G1,
6.02s, 2033	1,430,912	1,436,949
Bank One Issuance Trust FRB Ser. 03-C4, Class C4, 6.35s, 2011	1,390,000	1,402,543
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	534,000	528,751
Bayview Commercial Asset Trust 144A Ser. 06-4A, Class IO, IO,
1.14s, 2036	2,792,520	386,205
Bayview Financial Acquisition Trust
FRB Ser. 03-G, Class A1, 5.92s, 2039	6,300,000	6,300,960
FRB Ser. 04-D, Class A, 5.71s, 2044	2,323,772	2,324,134
Ser. 05-B, Class A, IO, 4.412s, 2039	5,585,372	88,106
Ser. 04-D, Class A, IO, 3.938s, 2007	8,949,174	27,311

ASSET-BACKED SECURITIES (10.7%)* continued

	Principal amount	Value

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 6.67s, 2038	$1,294,213	$1,301,978
FRB Ser. 03-SSRA, Class A, 6.02s, 2038	1,133,241	1,137,547
FRB Ser. 04-SSRA, Class A1, 5.92s, 2039	1,566,752	1,568,319
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 7.32s, 2035	944,000	566,400
FRB Ser. 06-PC1, Class M9, 7.07s, 2035	546,000	354,900
FRB Ser. 03-3, Class A2, 5.91s, 2043	2,922,079	2,926,645
FRB Ser. 03-1, Class A1, 5.82s, 2042	943,758	945,528
FRB Ser. 05-3, Class A1, 5.77s, 2035	882,078	883,732
Bear Stearns Asset Backed Securities, Inc. 144A FRB Ser. 06-HE2,
Class M10, 7.57s, 2036	204,000	132,600
Broadhollow Funding, LLC 144A FRB Ser. 04-A, Class Sub,
7.32s, 2009	2,169,000	2,071,395
Capital Auto Receivables Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	1,000,000	1,001,914
Ser. 05-1, Class D, 6 1/2s, 2011	1,776,000	1,758,171
Capital One Multi-Asset Execution Trust FRB Ser. 02-C1,
Class C1, 8.07s, 2010	880,000	888,078
CARMAX Auto Owner Trust Ser. 04-2, Class D, 3.67s, 2011	221,961	219,327
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.82s, 2011 (Cayman Islands)	207,579	213,196
FRB Ser. 04-AA, Class B3, 8.67s, 2011 (Cayman Islands)	101,729	103,112
Chase Credit Card Master Trust FRB Ser. 03-3, Class C,
6.4s, 2010	2,550,000	2,576,994
Chase Funding Net Interest Margin 144A Ser. 04-OPT1,
Class Note, 4.458s, 2034	140,821	136,244
CHEC NIM Ltd., 144A Ser. 04-2, Class N3, 8s, 2034
(Cayman Islands)	13,666	13,467
Citibank Credit Card Issuance Trust FRB Ser. 01-C1, Class C1,
6.436s, 2010	1,390,000	1,398,362
Conseco Finance Securitizations Corp.
Ser. 02-1, Class M2, 9.546s, 2033	3,629,000	2,794,330
Ser. 00-2, Class A5, 8.85s, 2030	8,311,780	7,778,230
Ser. 02-2, Class A, IO, 8 1/2s, 2033	8,436,449	1,614,677
Ser. 00-4, Class A6, 8.31s, 2032	8,633,000	7,640,205
Ser. 00-5, Class A6, 7.96s, 2032	4,808,000	4,436,000
Ser. 02-1, Class M1F, 7.954s, 2033	1,561,000	1,626,820
Ser. 01-4, Class A4, 7.36s, 2033	7,483,418	7,786,347
Ser. 00-6, Class A5, 7.27s, 2031	1,605,110	1,612,444
Ser. 01-1, Class A5, 6.99s, 2032	275,486	269,976
Ser. 01-3, Class A4, 6.91s, 2033	9,017,986	8,951,713
Ser. 02-1, Class A, 6.681s, 2033	8,339,209	8,477,744
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	82,029	81,618
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	147,369	142,211
Ser. 04-14N, 5s, 2036	59,378	57,596

ASSET-BACKED SECURITIES (10.7%)* continued

	Principal amount	Value

Countrywide Home Loans
Ser. 06-0A5, Class X, IO, 2.199s, 2046	$27,127,569	$1,017,284
Ser. 05-9, Class 1X, IO, 1.802s, 2035	14,665,985	256,655
Ser. 05-2, Class 2X, IO, 1.16s, 2035	16,318,516	349,319
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	1,073,574	1,133,104
IFB Ser. 05-R1, Class 1AS, IO, 0.802s, 2035	9,120,723	272,011
IFB Ser. 05-R2, Class 1AS, IO, 0.422s, 2035	11,583,765	373,998
Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038
(Cayman Islands)	2,157,000	2,099,705
CS First Boston Mortgage Securities Corp. 144A Ser. 04-FR1N,
Class A, 5s, 2034	888,103	843,698
DB Master Finance, LLC 144A Ser. 06-1, Class M1, 8.285s, 2031	1,262,000	1,295,131
Fieldstone Mortgage Investment Corp. FRB Ser. 05-1, Class M3,
5.86s, 2035	859,000	859,271
Finance America NIM Trust 144A Ser. 04-1, Class A,
5 1/4s, 2034	102,049	104
First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023	463,584	463,874
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2, 6.398s,
2038 (Cayman Islands)	834,000	836,752
Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1, 5.855s, 2015
(Cayman Islands)	2,600,000	2,601,300
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	266,741	2,374
Ser. 04-3, Class A, 4 1/2s, 2034	7,443	108
G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 7.32s, 2037
(Cayman Islands)	417,000	430,177
GE Capital Credit Card Master Note Trust FRB Ser. 04-2,
Class C, 5.8s, 2010	2,444,480	2,447,144
GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 6.62s, 2019	1,593,000	1,592,984
Ser. 04-1A, Class B, 6.17s, 2018	146,107	147,127
Gears Auto Owner Trust 144A Ser. 05-AA, Class E1,
8.22s, 2012	2,523,000	2,514,218
GEBL 144A
Ser. 04-2, Class D, 8.07s, 2032	884,153	870,926
Ser. 04-2, Class C, 6.17s, 2032	331,557	331,557
GMAC Mortgage Corp. Loan Trust Ser. 04-HE5, Class A, IO,
6s, 2007	4,100,250	43,463
Granite Mortgages PLC
FRB Ser. 01-1, Class 1C, 6.758s, 2041 (United Kingdom)	2,650,667	2,668,372
FRB Ser. 02-2, Class 1C, 6.608s, 2043 (United Kingdom)	732,955	737,352
Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	729,203	695,158
Ser. 99-5, Class A5, 7.86s, 2030	19,084,871	18,226,052
Ser. 97-6, Class A9, 7.55s, 2029	985,662	1,022,565
Ser. 97-4, Class A7, 7.36s, 2029	344,763	356,322
Ser. 95-8, Class B1, 7.3s, 2026	467,121	468,584
Ser. 96-10, Class M1, 7.24s, 2028	1,342,000	1,342,000
Ser. 97-6, Class A8, 7.07s, 2029	299,762	306,232

ASSET-BACKED SECURITIES (10.7%)* continued

	Principal amount	Value

Green Tree Financial Corp.
Ser. 98-4, Class A7, 6.87s, 2030	$482,225	$476,197
Ser. 97-7, Class A8, 6.86s, 2029	241,369	245,504
Ser. 99-3, Class A6, 6 1/2s, 2031	1,473,000	1,458,270
Ser. 99-2, Class A7, 6.44s, 2030	1,787,750	1,764,813
Ser. 99-1, Class A6, 6.37s, 2025	833,000	837,165
Ser. 99-3, Class A5, 6.16s, 2031	32,335	32,537
Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031	4,415,055	4,299,725
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011	1,517,046	1,508,718
GSAMP Trust 144A Ser. 05-NC1, Class N, 5s, 2035	5,175	5,123
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	448,419	477,087
Ser. 05-RP3, Class 1A3, 8s, 2035	1,246,769	1,314,967
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	973,242	1,014,294
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	1,368,252	1,442,821
Ser. 05-RP1, Class 1A3, 8s, 2035	140,097	147,721
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	1,550,393	1,617,417
IFB Ser. 04-4, Class 1AS, IO, 0.754s, 2034	12,560,787	387,158
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 6.87s, 2030 (Cayman Islands)	1,609,000	1,610,287
FRB Ser. 05-1A, Class D, 6.85s, 2030 (Cayman Islands)	1,179,534	1,162,666
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s, 2035
(Cayman Islands)	803,512	707,091
High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
5.86s, 2036 (Cayman Islands)	2,210,211	2,193,634
Home Equity Asset Trust 144A Ser. 04-4N, Class A, 5s,
2034 (Cayman Islands)	49,533	47,056
Hyundai Auto Receivables Trust Ser. 04-A, Class D, 4.1s, 2011	530,070	525,620
JPMorgan Mortgage Acquisition Corp. FRB Ser. 05-OPT2,
Class M11, 7.57s, 2035	435,000	295,800
Lehman Manufactured Housing Ser. 98-1, Class 1, IO,
0.807s, 2028	25,964,846	491,865
Lehman Mortgage Trust IFB Ser. 07-1, Class 2A3, IO,
1.31s, 2037	8,789,754	501,198
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.32s, 2036 (Cayman Islands)	4,150,000	4,375,980
FRB Ser. 02-1A, Class FFL, 8.07s, 2037 (Cayman Islands)	6,071,000	6,071,000
Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 8.57s, 2032	5,098,734	3,977,013
Ser. 02-A IO, 0.3s, 2032	179,100,076	1,908,795
Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	151,487	150,913
FRB Ser. 02-1A, Class A1, 6.02s, 2024	1,905,447	1,918,563
Ser. 04-2A, Class D, 5.389s, 2026	137,494	133,611
Ser. 04-2A, Class C, 4.741s, 2026	158,978	154,041
MASTR Asset Backed Securities NIM Trust 144A Ser. 04-HE1A,
Class Note, 5.191s, 2034 (Cayman Islands)	12,459	6,229

ASSET-BACKED SECURITIES (10.7%)* continued

	Principal amount	Value

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	$2,551,938	$2,663,301
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,879,220	1,961,876
MBNA Credit Card Master Note Trust FRB Ser. 03-C5, Class C5,
6 1/2s, 2010	2,550,000	2,578,074
Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1,
5.94s, 2027	7,499,374	7,124,405
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	17,998	17,854
Ser. 04-HE2N, Class N1, 5s, 2035 (Cayman Islands)	38,388	37,813
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)	25,947	25,558
Ser. 04-WM3N, Class N1, 4 1/2s, 2035 (In default) †	67,893	65,856
Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	825,827	820,528
Ser. 10, Class B, 7.54s, 2036	871,888	761,482
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	4,579	4,575
Ser. 04-HB2, Class E, 5s, 2012	227,952	224,248
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A, Class C1,
7.32s, 2039 (Cayman Islands)	735,000	749,241
Navigator CDO, Ltd. 144A FRB Ser. 03-1A, Class A1, 5.85s,
2015 (Cayman Islands)	1,555,000	1,555,467
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	524,393	514,170
Ser. 04-B, Class C, 3.93s, 2012	433,410	422,701
New Century Home Equity Loan Trust Ser. 03-5, Class AI7,
5.15s, 2033	2,293,334	2,233,159
Newcastle CDO, Ltd. 144A FRB Ser. 3A, Class 4FL, 8.52s, 2038
(Cayman Islands)	966,000	966,000
Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT,
7.981s, 2035	830,682	846,963
Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT,
9.087s, 2034	411,073	426,324
Oakwood Mortgage Investors, Inc.
Ser. 01-D, Class A3, 5.9s, 2022	233,618	186,894
Ser. 02-C, Class A1, 5.41s, 2032	5,456,120	4,992,710
Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	811,476	726,879
Ser. 01-B, Class A3, 6.535s, 2023	245,799	231,228
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.66s, 2018 (Ireland)	798,000	805,980
FRB Ser. 05-A, Class D, 6.86s, 2012 (Ireland)	908,000	908,000
Option One Mortgage Loan Trust FRB Ser. 05-4, Class M11,
7.82s, 2035	298,000	211,669
Origen Manufactured Housing Ser. 04-B, Class A2, 3.79s, 2017	432,522	425,680
Park Place Securities, Inc. FRB Ser. 04-WHQ2, Class A3A,
5.67s, 2035	467,043	467,135
Park Place Securities, Inc. 144A FRB Ser. 04-MHQ1, Class M10,
7.82s, 2034	570,000	490,200

ASSET-BACKED SECURITIES (10.7%)* continued

	Principal amount	Value

People’s Choice Net Interest Margin Note 144A Ser. 04-2,
Class B, 5s, 2034	$36,967	$34,858
Permanent Financing PLC FRB Ser. 3, Class 3C, 6.49s, 2042
(United Kingdom)	2,510,000	2,529,566
Providian Gateway Master Trust FRB Ser. 04-EA, Class E,
8.32s, 2011	3,450,000	3,510,375
Providian Gateway Master Trust 144A
FRB Ser. 04-EA, Class D, 6 1/4s, 2011	2,100,000	2,108,192
Ser. 04-DA, Class D, 4.4s, 2011	1,183,000	1,173,850
Residential Asset Mortgage Products, Inc. Ser. 02-SL1, Class AI3,
7s, 2032	206,502	205,578
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 7.8s, 2035	1,391,000	834,600
Ser. 04-NT12, Class Note, 4.7s, 2035	9,074	8,859
Ser. 04-NT, Class Note, 4 1/2s, 2034	189,313	170,382
Residential Asset Securitization Trust IFB Ser. 07-A3, Class 2A2,
IO, 1.37s, 2037	18,130,948	958,317
Saco I Trust FRB Ser. 05-10, Class 1A1, 5.58s, 2033	1,968,934	1,966,472
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)	3,662	11
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)	237,726	9,509
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)	380,795	38
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)	45,102	1,326
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)	99,878	161
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)	21,771	435
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)	76,665	383
Sharps SP I, LLC Net Interest Margin Trust 144A Ser. 04-HE1N,
Class Note, 4.94s, 2034 (In default) †	230,946	4,619
Soundview Home Equity Loan Trust 144A FRB Ser. 05-CTX1,
Class B1, 7.82s, 2035	672,000	502,790
South Coast Funding 144A FRB Ser. 3A, Class A2, 6.56s,
2038 (Cayman Islands)	760,000	762,356
Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.67s, 2034	1,143,674	1,143,559
Structured Asset Investment Loan Trust 144A FRB Ser. 05-HE3,
Class M11, 6.156s, 2035	1,284,000	665,728
Structured Asset Receivables Trust 144A FRB Ser. 05-1, 5.86s, 2015	6,625,252	6,616,971
Structured Asset Securities Corp.
Ser. 07-6, Class AI, IO, 5s, 2037 ##	79,034,722	2,988,540
Ser. 07-6, Class IA, IO, 5s, 2037 ##	79,034,722	2,394,752
Structured Asset Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	4,594,937	478,880
Ser. 06-RF4, Class 1A, IO, 0.356s, 2036	9,795,213	201,781
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	2,298,000	2,244,686
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012	319,005	315,216
Ser. 04-3, Class D, 4.07s, 2012	405,555	402,396
Ser. 04-4, Class D, 3.58s, 2012	268,756	265,229
Ser. 04-1, Class D, 3.17s, 2011	140,222	139,800

ASSET-BACKED SECURITIES (10.7%)* continued

	Principal amount	Value

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 6.255s, 2044 (United Kingdom)	$1,685,126	$1,685,092
Whole Auto Loan Trust 144A Ser. 04-1, Class D, 5.6s, 2011	216,265	215,518

Total asset-backed securities (cost $268,540,407)		$261,043,394

PURCHASED OPTIONS OUTSTANDING (1.3%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with
Deutschbank for the right to receive a fixed
rate swap of 5.385% versus the three month
USD-LIBOR-BBA maturing April 16, 2009.	Apr 09/5.385	$68,646,000	$2,196,672
Option on an interest rate swap with
Deutschbank for the right to pay a fixed
rate swap of 5.385% versus the three month
USD-LIBOR-BBA maturing April 16, 2009.	Apr 09/5.385	68,646,000	1,716,150
Option on an interest rate swap with Goldman
Sachs, International for the right to pay a fixed
rate swap of 4.965% versus the three month
USD-LIBOR-BBA maturing April 29, 2008.	Apr 08/4.965	233,000,000	2,925,688
Option on an interest rate swap with Goldman
Sachs, International for the right to receive a
fixed rate swap of 4.965% versus the three month
USD-LIBOR-BBA maturing April 29, 2008.	Apr 08/4.965	233,000,000	2,902,504
Option on an interest rate swap with Goldman
Sachs, International for the right to receive a
fixed rate swap of 5.325% versus the three month
USD-LIBOR-BBA maturing April 8, 2009.	Apr 09/5.325	84,687,000	2,524,477
Option on an interest rate swap with Goldman
Sachs, International for the right to pay a fixed
rate swap of 5.325% versus the three month
USD-LIBOR-BBA maturing April 8, 2009.	Apr 09/5.325	84,687,000	2,256,654
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.315% versus the three month
USD-LIBOR-BBA maturing on April 8, 2009.	Apr 09/5.315	84,687,000	2,259,534
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.315% versus the three month
USD-LIBOR-BBA maturing on April 8, 2009.	Apr 09/5.315	84,687,000	2,483,683
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.175% versus the three month
USD-LIBOR-BBA maturing on April 29, 2008.	Apr 08/5.175	117,000,000	2,329,751

PURCHASED OPTIONS OUTSTANDING (1.3%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.175% versus the three month
USD-LIBOR-BBA maturing on April 29, 2008.	Apr 08/5.175	$117,000,000	$2,420,379
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.39% versus the three month
USD-LIBOR-BBA maturing on
January 29, 2018.	Jan 08/5.39	116,444,000	3,070,663
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a
fixed rate of 5.39% versus the three month
USD-LIBOR-BBA maturing on
January 29, 2018.	Jan 08/5.39	116,444,000	1,177,889
Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the right to
pay a fixed rate of 5.34% versus the three
month USD-LIBOR-BBA maturing on
February 15, 2018.	Feb 08/5.34	30,969,000	380,510
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive
a fixed rate of 5.34% versus the three
month USD-LIBOR-BBA maturing on
February 15, 2018.	Feb 08/5.34	30,969,000	757,991
Option on an interest rate swap with Lehman
Brothers International (Europe) for the right to
pay a fixed rate swap of 5.3475% versus the
three month USD-LIBOR-BBA maturing
February 4, 2018.	Jan 08/5.3475	60,369,000	712,596
Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the right to
receive a fixed rate of 5.3475% versus the
three month USD-LIBOR-BBA maturing on
February 4, 2018.	Jan 08/5.3475	60,369,000	1,508,078

Total purchased options outstanding (cost $32,680,322)			$31,623,219

MUNICIPAL BONDS AND NOTES (0.1%)* (cost $1,354,839)

	Rating**	Principal amount	Value

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 7.309s, 6/1/34	Baa3	$1,355,000	$1,402,981

SHORT-TERM INVESTMENTS (14.7%)*

Principal amount/shares		Value

CAFCO, LLC for an effective yield of 5.29%, May 7, 2007	$10,900,000	$10,890,444
CHARTA LLC for an effective yield of 5.31%, July 12, 2007	4,200,000	4,155,984
Putnam Prime Money Market Fund (e)	310,740,642	310,740,642
Short-term investments held as collateral for loaned securities with yields ranging from 5.23% to 5.46% and due dates ranging
from May 1, 2007 to June 22, 2007 (d)	$2,368,060	2,364,300
STRATFORD REC CO LLC for an effective yield of 5.33%,
May 17, 2007	23,079,000	23,024,636
U.S. Treasury Bills for an effective yield of 4.83%, May 24, 2007 #	3,827,000	3,815,237
U.S. Treasury Bills for an effective yield of 4.98%,
September 27, 2007 #	3,826,000	3,749,040

Total short-term investments (cost $358,740,283)		$358,740,283

TOTAL INVESTMENTS
Total investments (cost $3,703,504,723)		$3,694,981,293

* Percentages indicated are based on net assets of $2,438,326,758.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at April 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2007. Securities rated by Putnam are indicated by “/P.” Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2007.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at April 30, 2007.

## Forward commitments (Note 1).

At April 30, 2007, liquid assets totaling $983,327,053 have been designated as collateral for open forward commitments, swap contracts, and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at April 30, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at April 30, 2007.

FUTURES CONTRACTS OUTSTANDING at 4/30/07 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	1,268	$ 300,516,000	Sep-07	$ (34,799)
Euro-Dollar 90 day (Long)	1,417	337,192,863	Mar-08	155,558
Euro-Dollar 90 day (Short)	5,658	1,349,079,375	Sep-08	(631,850)
Euro-Dollar 90 day (Long)	1,268	301,974,200	Sep-09	75,401
U.S. Treasury Bond 20 yr (Short)	714	79,789,500	Jun-07	(699,874)
U.S. Treasury Note 2 yr (Long)	3,992	817,237,250	Jun-07	777,589
U.S. Treasury Note 5 yr (Long)	86	9,101,219	Jun-07	(45,849)
U.S. Treasury Note 10 yr (Short)	1,553	168,233,578	Jun-07	(202,638)

Total				$(606,462)

WRITTEN OPTIONS OUTSTANDING at 4/30/07 (premiums received $11,916,355) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.55% versus the three month USD-LIBOR-BBA
maturing on July 5, 2017.	$113,530,000	Jun 07/4.55	$ 16,553
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
4.55% versus the three month USD-LIBOR-BBA
maturing on July 5, 2017.	113,530,000	Jun 07/4.55	5,401,995
Option on an interest rate swap with Lehman Brothers
International for the obligation to pay a fixed rate of
5.225% versus the three month USD-LIBOR-BBA
maturing March 5, 2018.	45,268,000	Mar 08/5.225	933,155
Option on an interest rate swap with Lehman Brothers
International for the obligation to receive a fixed rate of
5.225% versus the three month USD-LIBOR-BBA
maturing March 5, 2018.	45,268,000	Mar 08/5.225	762,766

Total			$7,114,469

TBA SALE COMMITMENTS OUTSTANDING at 4/30/07 (proceeds receivable $994,244,254) (Unaudited)

	Principal	Settlement
	amount	date	Value

FHLMC, 4 1/2s, May 1, 2037	$ 7,300,000	5/14/07	$ 6,871,125
FHLMC, 5s, May 1, 2037	211,100,000	5/14/07	204,024,857
FHLMC, 6 1/2s, May 1, 2037	1,600,000	5/14/07	1,634,250
FNMA, 4s, May 1, 2022	2,200,000	5/17/07	2,077,969
FNMA, 6s, May 1, 2022	418,900,000	5/17/07	425,674,409
FNMA, 5 1/2s, May 1, 2037	349,400,000	5/14/07	345,496,538
GNMA, 6 1/2s, May 1, 2037	8,000,000	5/21/07	8,214,375

Total			$993,993,523

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/07 (Unaudited)

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 1,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (40,502)

5,417,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	(5,279)

61,500,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	710,421

4,590,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	170,726

3,830,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	128,106

9,200,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	297,463

25,430,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	649,027

106,100,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	977,645

134,600,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(1,607,888)

70,599,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	1,152,636

91,608,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	48,743

Bear Stearns Bank plc
84,500,000	4/24/12	5.027%	3 month USD-LIBOR-BBA	(139,106)

Citibank, N.A.
65,880,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(1,593,683)

5,230,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(97,831)

Credit Suisse First Boston International
55,240,000	10/7/14	3 month USD-LIBOR-BBA	4.624%	(1,556,856)

Credit Suisse International
7,986,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	23,157

5,195,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	26,080

Deutsche Bank AG
54,861,045	8/2/22	3 month USD-LIBOR-BBA	5.7756%	2,769,185

61,565,504	8/2/32	5.86%	3 month USD-LIBOR-BBA	(4,165,214)

Goldman Sachs Capital Markets, L.P.
54,861,045	8/12/22	3 month USD-LIBOR-BBA	5.601%	1,741,715

61,565,504	8/12/32	5.689%	3 month USD-LIBOR-BBA	(2,681,846)

Goldman Sachs International
5,322,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(245,186)

16,030,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(262,303)

29,390,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	364,460

48,123,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(251,630)

217,245,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(2,591,733)

49,968,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	75,259

222,080,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(2,934,664)

5,329,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(70,653)

19,660,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	(28,633)

61,798,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	76,269

JPMorgan Chase Bank, N.A.
55,400,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	742,779

104,300,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	2,952,724

200,400,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	505,899

15,425,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(487,416)

80,000,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(3,474,840)

5,510,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	206,050

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/07 (Unaudited) continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$ 22,120,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	$ 600,131

23,040,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	(42,793)

110,693,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	1,007,676

173,000,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	5,812,656

49,331,000	1/19/09	5.24%	3 month USD-LIBOR-BBA	(766,606)

12,553,000	1/19/17	3 month USD-LIBOR-BBA	5.249%	252,636

8,389,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(43,381)

49,901,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	106,713

221,852,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(2,952,142)

86,260,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(216,369)

62,040,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(19,067)

58,900,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(1,158,331)

72,402,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	84,091

5,733,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(61,185)

156,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	5,427

41,147,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(698,209)

34,100,000	4/23/17	5.186%	3 month USD-LIBOR-BBA	(60,781)

Lehman Brothers International (Europe)
168,290,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	451,338

24,523,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(326,974)

61,010,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(101,141)

24,523,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	331,401

61,010,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	105,480

246,914,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(7,875,219)

295,943,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(5,404,494)

124,010,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	(882,648)

Lehman Brothers Special Financing, Inc.
34,808,000	4/12/12	3 month USD-LIBOR-BBA	5.087%	145,099

51,500,000	3/16/09	4.9275%	3 month USD-LIBOR-BBA	138,882

19,500,000	3/16/17	5.034%	3 month USD-LIBOR-BBA	197,605

6,277,000	3/15/17	5.043%	3 month USD-LIBOR-BBA	59,299

123,000,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(66,372)

183,930,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(2,470,780)

27,294,000	8/3/36	3 month USD-LIBOR-BBA	5.67%	1,181,816

223,430,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	644,409

24,607,000	12/20/16	3 month USD-LIBOR-BBA	5.069%	145,768

Merrill Lynch Capital Services, Inc.
53,317,584	8/13/12	4.94%	3 month USD-LIBOR-BBA	190,492

54,861,045	8/12/22	3 month USD-LIBOR-BBA	5.601%	1,741,715

Morgan Stanley Capital Services, Inc.
3,820,000	2/20/17	5.19%	3 month USD-LIBOR-BBA	(8,626)

28,000,000	10/2/10	6.94%	3 month USD-LIBOR-BBA	(1,762,920)

Total				$(20,332,323)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/07 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$24,020,000	5/2/08	10 bp plus	Banc of America	$ 10,706
		change in spread	Securities-CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Bear Stearns Bank plc
89,570,000	6/1/07	41.2 bp plus	The spread	(201,892)
		change in spread	return of Lehman
		of Lehman	Brothers Aaa
		Brothers Aaa	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
multiplied by
the modified
duration factor

Citibank, N.A.
22,360,000	5/2/08	12.5 bp plus	Banc of America	9,270
		change in spread	Securities-CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

32,545,000	5/1/07	10 bp plus	The spread	(137,430)
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Goldman Sachs International
4,951,000	9/15/11	678 bp (1 month	Ford Credit Auto	52,218
		USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

26,800,000	5/1/07	15 bp plus	The spread	(77,586)
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/07 (Unaudited) continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
$15,250,000	10/1/07	175 bp plus	The spread	$ (24,941)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

32,655,000	5/1/07	10 bp plus	The spread	(137,151)
		beginning	return of Lehman
		of period nominal	Brothers Aaa
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Lehman Brothers Special Financing, Inc.
33,848,000	10/1/07	30 bp plus	The spread	(59,302)
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Total				$(566,108)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/07 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA IG
Series 8 Index	$(139,287)	$38,250,000	6/20/17	(60 bp)	$ (95,554)

DJ CDX NA IG
Series 8 Index	(20,984)	36,185,000	6/20/17	(60 bp)	16,166

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	400,000	6/20/11	(101 bp)	(2,855)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	990,000	9/20/11	(111 bp)	(9,083)

Deutsche Bank AG
DJ CDX NA IG Series 7	(2)	4,834,000	12/20/13	(50 bp)	(1,855)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	4,834,000	12/20/13	55 bp	23,695

DJ CDX NA IG Series 8
Index 7-10% tranche	—	4,508,000	6/20/12	22 bp	5,773

France Telecom, 7.25%,
1/28/13	—	2,375,000	6/20/16	70 bp	59,400

Union Pacific Corp.,
6 1/8%, 1/15/12	—	2,250,000	6/20/17	66 bp	(11,449)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/07 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International
Any one of the underlying
securities in the basket
of BB CMBS securities	$—	$11,022,000	(a)	2.461%	$ 744,445

DJ CDX NA IG
Series 7 Index	13,364	19,841,000	12/20/13	(50 bp)	7,963

DJ CDX NA IG
Series 7 Index	(2)	8,060,000	12/20/13	(50 bp)	(3,092)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	8,060,000	12/20/13	56 bp	44,196

DJ CDX NA IG Series 7
Index 7-10% tranche	—	19,841,000	12/20/13	48 bp	13,756

DJ CDX NA IG
Series 8 Index	(28)	36,190,000	6/20/17	(60 bp)	37,127

DJ CDX NA IG
Series 8 Index	(171,920)	40,845,000	6/20/17	(60 bp)	(123,858)

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	—	15,250,000	3/15/49	(70 bp)	(22)

Lehman Brothers Special Financing, Inc.
DJ CDX NA CMBX AAA Index	—	33,848,000	3/15/49	(700 bp)	(2,054)

DJ CDX NA IG
Series 7 Index	4,458	7,515,000	12/20/13	(50 bp)	1,577

DJ CDX NA IG Series 7
Index 7-10% tranche	—	7,515,000	12/20/13	54.37 bp	34,151

Hilton Hotels, 7 5/8%,
12/1/12	—	1,980,000	6/20/13	94 bp	(42,398)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG
Series 7 Index	4,967	8,365,000	12/20/13	(50 bp)	1,760

DJ CDX NA IG Series 7
Index, 7-10% tranche	—	8,365,000	12/20/13	53 bp	31,355

DJ CDX NA IG
Series 8 Index	—	2,254,000	6/20/12	(35 bp)	747

DJ CDX NA IG
Series 8 Index	—	36,390,000	6/20/17	(60 bp)	33,721

Total					$ 763,612

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/07 (Unaudited)

ASSETS

Investment in securities, at value, including $2,309,710 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,392,764,081)	$3,384,240,651
Affiliated issuers (identified cost $310,740,642) (Note 5)	310,740,642

Cash	3,762,271

Interest and other receivables	20,236,887

Receivable for shares of the fund sold	1,663,311

Receivable for securities sold	95,579,073

Receivable for sales of delayed delivery securities (Note 1)	996,484,839

Receivable for open swap contracts (Note 1)	27,940

Premium paid on swap contracts (Note 1)	332,223

Unrealized appreciation on swap contracts (Note 1)	27,949,004

Total assets	4,841,016,841

LIABILITIES

Payable for variation margin (Note 1)	640,395

Payable for purchases of delayed delivery securities (Note 1)	1,302,241,715

Payable for securities purchased	32,381,607

Payable for shares of the fund repurchased	8,392,208

Payable for compensation of Manager (Notes 2 and 5)	2,476,521

Payable for investor servicing and custodian fees (Note 2)	531,987

Payable for Trustee compensation and expenses (Note 2)	274,204

Payable for administrative services (Note 2)	9,042

Payable for distribution fees (Note 2)	405,258

Payable for closed swap contracts (Note 1)	3,536,493

Premium received on swap contracts (Note 1)	22,789

Written options outstanding, at value (premiums received $11,916,355) (Notes 1 and 3)	7,114,469

Unrealized depreciation on swap contracts (Note 1)	48,083,823

TBA sales commitments, at value (proceeds receivable $994,244,254) (Note 1)	993,993,523

Collateral on securities loaned, at value (Note 1)	2,364,300

Other accrued expenses	221,749

Total liabilities	2,402,690,083

Net assets	$2,438,326,758

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,558,029,882

Undistributed net investment income (Note 1)	28,721,548

Accumulated net realized loss on investments (Note 1)	(124,212,578)

Net unrealized depreciation of investments	(24,212,094)

Total — Representing net assets applicable to capital shares outstanding	$2,438,326,758

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($772,962,915 divided by 114,171,538 shares)	$6.77

Offering price per class A share
(100/96.25 of $6.77)*	$7.03

Net asset value and offering price per class B share
($129,237,588 divided by 19,216,540 shares)**	$6.73

Net asset value and offering price per class C share
($20,653,263 divided by 3,062,310 shares)**	$6.74

Net asset value and redemption price per class M share
($289,976,787 divided by 43,352,902 shares)	$6.69

Offering price per class M share
(100/96.75 of $6.69)***	$6.91

Net asset value, offering price and redemption price per class R share
($966,260 divided by 142,937 shares)	$6.76

Net asset value, offering price and redemption price per class Y share
($1,224,529,945 divided by 179,590,616 shares)	$6.82

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/07 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $6,866,617
from investments in affiliated issuers) (Note 5)	$69,924,409

Securities lending	1,521

Total investment income	69,925,930

EXPENSES

Compensation of Manager (Note 2)	6,360,067

Investor servicing fees (Note 2)	2,900,735

Custodian fees (Note 2)	179,017

Trustee compensation and expenses (Note 2)	37,748

Administrative services (Note 2)	28,971

Distribution fees — Class A (Note 2)	970,630

Distribution fees — Class B (Note 2)	703,439

Distribution fees — Class C (Note 2)	105,185

Distribution fees — Class M (Note 2)	769,675

Distribution fees — Class R (Note 2)	2,083

Other	265,176

Fees waived and reimbursed by Manager (Notes 2 and 5)	(971,661)

Total expenses	11,351,065

Expense reduction (Note 2)	(183,709)

Net expenses	11,167,356

Net investment income	58,758,574

Net realized gain on investments (Notes 1 and 3)	2,891,225

Net realized gain on swap contracts (Note 1)	7,072,828

Net realized gain on futures contracts (Note 1)	979,554

Net realized gain on written options (Notes 1 and 3)	596,998

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(2,323,166)

Net gain on investments	9,217,439

Net increase in net assets resulting from operations	$67,976,013

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended

	4/30/07*	10/31/06

Operations:
Net investment income	$ 58,758,574	$ 102,884,406

Net realized gain (loss) on investments	11,540,605	(22,358,608)

Net unrealized appreciation (depreciation) of investments	(2,323,166)	32,384,500

Net increase in net assets resulting from operations	67,976,013	112,910,298

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(18,350,732)	(34,927,122)

Class B	(2,834,665)	(6,728,554)

Class C	(421,106)	(809,346)

Class M	(7,054,530)	(15,462,715)

Class R	(19,104)	(23,009)

Class Y	(29,233,074)	(49,842,820)

Redemption fees (Note 1)	4,352	5,435

Decrease from capital share transactions (Note 4)	(66,627,221)	(88,538,159)

Total decrease in net assets	(56,560,067)	(83,415,992)

NET ASSETS

Beginning of period	2,494,886,825	2,578,302,817

End of period (including undistributed net investment income
of $28,721,548 and $27,876,185, respectively)	$2,438,326,758	$2,494,886,825

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2007**	$6.74	.16(d)	.03	.19	(.16)	(.16)	—(f)	$6.77	2.84*	$772,963	.48*(d)	2.37*(d)	90.00*(g)
October 31, 2006	6.73	.27(d,e)	.03	.30	(.29)	(.29)	—(f)	6.74	4.53	791,970	.95(d,e)	4.07(d,e)	238.67(g)
October 31, 2005	6.87	.23(d)	(.16)	.07	(.21)	(.21)	—(f)	6.73	1.05	872,931	.98(d)	3.42(d)	300.04(g)
October 31, 2004	6.69	.19(d)	.19	.38	(.20)	(.20)	—(f)	6.87	5.70	985,939	.99(d)	2.83(d)	441.06
October 31, 2003	6.59	.24	.11	.35	(.25)	(.25)	—	6.69	5.45	1,279,779.93		3.64	251.00(h)
October 31, 2002	6.69	.32	(.07)	.25	(.35)	(.35)	—	6.59	3.93	1,339,061.92		4.84	268.10(h)

CLASS B
April 30, 2007**	$6.70	.13(d)	.03	.16	(.13)	(.13)	—(f)	$6.73	2.47*	$129,238	.85*(d)	2.00*(d)	90.00*(g)
October 31, 2006	6.68	.22(d,e)	.04	.26	(.24)	(.24)	—(f)	6.70	3.92	154,775	1.70(d,e)	3.37(d,e)	238.67(g)
October 31, 2005	6.82	.18(d)	(.16)	.02	(.16)	(.16)	—(f)	6.68	.28	229,794	1.73(d)	2.64(d)	300.04(g)
October 31, 2004	6.65	.14(d)	.18	.32	(.15)	(.15)	—(f)	6.82	4.79	323,527	1.74(d)	2.12(d)	441.06
October 31, 2003	6.55	.19	.11	.30	(.20)	(.20)	—	6.65	4.68	520,692	1.68	2.90	251.00(h)
October 31, 2002	6.65	.27	(.07)	.20	(.30)	(.30)	—	6.55	3.19	555,668	1.67	4.07	268.10(h)

CLASS C
April 30, 2007**	$6.72	.13(d)	.02	.15	(.13)	(.13)	—(f)	$6.74	2.32*	$20,653	.85*(d)	2.00*(d)	90.00*(g)
October 31, 2006	6.70	.22(d,e)	.04	.26	(.24)	(.24)	—(f)	6.72	3.92	21,736	1.70(d,e)	3.33(d,e)	238.67(g)
October 31, 2005	6.84	.18(d)	(.16)	.02	(.16)	(.16)	—(f)	6.70	.28	24,644	1.73(d)	2.66(d)	300.04(g)
October 31, 2004	6.67	.14(d)	.18	.32	(.15)	(.15)	—(f)	6.84	4.79	29,059	1.74(d)	2.10(d)	441.06
October 31, 2003	6.57	.20	.11	.31	(.21)	(.21)	—	6.67	4.70	42,946	1.68	2.88	251.00(h)
October 31, 2002	6.67	.26	(.06)	.20	(.30)	(.30)	—	6.57	3.18	39,017	1.67	4.04	268.10(h)

CLASS M
April 30, 2007**	$6.67	.15(d)	.02	.17	(.15)	(.15)	—(f)	$6.69	2.61*	$289,977	.61*(d)	2.25*(d)	90.00*(g)
October 31, 2006	6.66	.25(d,e)	.03	.28	(.27)	(.27)	—(f)	6.67	4.38	331,997	1.20(d,e)	3.85(d,e)	238.67(g)
October 31, 2005	6.80	.21(d)	(.15)	.06	(.20)	(.20)	—(f)	6.66	.84	420,886	1.23(d)	3.15(d)	300.04(g)
October 31, 2004	6.63	.17(d)	.18	.35	(.18)	(.18)	—(f)	6.80	5.40	556,725	1.24(d)	2.62(d)	441.06
October 31, 2003	6.54	.23	.10	.33	(.24)	(.24)	—	6.63	5.12	884,380	1.18	3.48	251.00(h)
October 31, 2002	6.64	.30	(.06)	.24	(.34)	(.34)	—	6.54	3.77	1,465,393	1.17	4.56	268.10(h)

CLASS R
April 30, 2007**	$6.74	.15(d)	.02	.17	(.15)	(.15)	—(f)	$6.76	2.60*	$966	.61*(d)	2.23*(d)	90.00*(g)
October 31, 2006	6.72	.25(d,e)	.04	.29	(.27)	(.27)	—(f)	6.74	4.50	755	1.20(d,e)	3.70(d,e)	238.67(g)
October 31, 2005	6.87	.23(d)	(.18)	.05	(.20)	(.20)	—(f)	6.72	.72	400	1.23(d)	3.29(d)	300.04(g)
October 31, 2004	6.69	.18(d)	.18	.36	(.18)	(.18)	—(f)	6.87	5.47	62	1.24(d)	2.57(d)	441.06
October 31, 2003†	6.65	.18	.03	.21	(.17)	(.17)	—	6.69	3.14*	1	.92*	2.65*	251.00(h)

CLASS Y
April 30, 2007**	$6.79	.17(d)	.03	.20	(.17)	(.17)	—(f)	$6.82	2.92*	$1,224,530	.36*(d)	2.49*(d)	90.00*(g)
October 31, 2006	6.77	.29(d,e)	.03	.32	(.30)	(.30)	—(f)	6.79	4.89	1,193,654	.70(d,e)	4.30(d,e)	238.67(g)
October 31, 2005	6.91	.25(d)	(.16)	.09	(.23)	(.23)	—(f)	6.77	1.28	1,029,647	.73(d)	3.69(d)	300.04(g)
October 31, 2004	6.72	.21(d)	.19	.40	(.21)	(.21)	—(f)	6.91	6.06	880,124	.74(d)	3.01(d)	441.06
October 31, 2003	6.63	.26	.10	.36	(.27)	(.27)	—	6.72	5.50	712,232.68		3.82	251.00(h)
October 31, 2002	6.72	.33	(.06)	.27	(.36)	(.36)	—	6.63	4.26	530,302.67		5.03	268.10(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to October 31, 2003.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

April 30, 2007	0.04%

October 31, 2006	0.05

October 31, 2005	0.03

October 31, 2004	<0.01

(e) Reflects a non-recurring reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2007, the value of securities loaned amounted to $2,309,710. The fund received cash collateral of $2,364,300 which is pooled with collateral of other Putnam funds into 35 issues of high grade short-term investments.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains orunrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2006, the fund had a capital loss carryover of $120,753,811 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$81,110,898	October 31, 2008

9,580,324	October 31, 2009

15,454,954	October 31, 2013

14,607,635	October 31, 2014

The aggregate identified cost on a tax basis is $3,713,468,961, resulting in gross unrealized appreciation and depreciation of $16,154,563 and $34,642,231, respectively, or net unrealized depreciation of $18,487,668.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2007, Putnam Management waived $852,807 of its management fee from the fund.

In July 2006, questions arose regarding a potential misidentification of the characteristics of certain securities in the fund’s portfolio, and the value of these securities was adjusted. The fund currently expects to be reimbursed for losses relating to this matter by Putnam. The amount of such reimbursement has not yet been determined, but is not expected to be material to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund.

Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2007, the fund incurred $3,070,038 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended April 30, 2007, the fund’s expenses were reduced by $183,709 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $730, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who was not an independent Trustee during the period, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in

Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $26,344 and $1,107 from the sale of class A and class M shares, respectively, and received $90,468 and $449 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2007, Putnam Retail Management, acting as underwriter, received $159 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,777,957,822 and $1,859,642,189, respectively. Purchases and sales of U.S. government securities aggregated $133,541,727 and $123,004,551, respectively.

Written option transactions during the period ended April 30, 2007 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$317,596,000	$11,916,354

Options opened	93,300,000	2,102,019
Options exercised	—	—
Options expired	—	—
Options closed	(93,300,000)	(2,102,018)

Written options
outstanding at
end of period	$317,596,000	$11,916,355

Note 4: Capital shares

At April 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/07:
Shares sold	10,681,832	$72,210,609

Shares issued
in connection
with reinvestment
of distributions	2,328,711	15,703,514

	13,010,543	87,914,123

Shares
repurchased	(16,282,562)	(110,063,545)

Net decrease	(3,272,019)	$(22,149,422)

Year ended 10/31/06:
Shares sold	19,865,158	$132,603,695

Shares issued
in connection
with reinvestment
of distributions	4,497,838	29,973,325

	24,362,996	162,577,020

Shares
repurchased	(36,688,023)	(244,947,539)

Net decrease	(12,325,027)	$(82,370,519)

CLASS B	Shares	Amount

Six months ended 4/30/07:
Shares sold	1,143,087	$ 7,681,773

Shares issued
in connection
with reinvestment
of distributions	373,545	2,502,731

	1,516,632	10,184,504

Shares
repurchased	(5,399,502)	(36,249,759)

Net decrease	(3,882,870)	$(26,065,255)

Year ended 10/31/06:
Shares sold	2,156,920	$ 14,310,483

Shares issued
in connection
with reinvestment
of distributions	885,021	5,865,049

	3,041,941	20,175,532

Shares
repurchased	(14,321,590)	(94,952,140)

Net decrease	(11,279,649)	$(74,776,608)

CLASS C	Shares	Amount

Six months ended 4/30/07:
Shares sold	172,189	$ 1,160,277

Shares issued
in connection
with reinvestment
of distributions	50,964	342,402

	223,153	1,502,679

Shares
repurchased	(396,003)	(2,664,719)

Net decrease	(172,850)	$(1,162,040)

Year ended 10/31/06:
Shares sold	663,619	$ 4,427,282

Shares issued
in connection
with reinvestment
of distributions	99,094	658,308

	762,713	5,085,590

Shares
repurchased	(1,203,882)	(8,025,360)

Net decrease	(441,169)	$(2,939,770)

CLASS M	Shares	Amount

Six months ended 4/30/07:
Shares sold	196,325	$ 1,312,860

Shares issued
in connection
with reinvestment
of distributions	37,536	250,185

	233,861	1,563,045

Shares
repurchased	(6,685,429)	(44,611,631)

Net decrease	(6,451,568)	$(43,048,586)

Year ended 10/31/06:
Shares sold	557,067	$ 3,683,868

Shares issued
in connection
with reinvestment
of distributions	79,585	524,809

	636,652	4,208,677

Shares
repurchased	(14,063,029)	(92,858,510)

Net decrease	(13,426,377)	$(88,649,833)

CLASS R	Shares	Amount

Six months ended 4/30/07:
Shares sold	40,876	$ 275,884

Shares issued
in connection
with reinvestment
of distributions	2,820	18,996

	43,696	294,880

Shares
repurchased	(12,765)	(86,017)

Net increase	30,931	$ 208,863

Year ended 10/31/06:
Shares sold	67,633	$ 450,278

Shares issued
in connection
with reinvestment
of distributions	3,460	23,009

	71,093	473,287

Shares
repurchased	(18,614)	(123,847)

Net increase	52,479	$ 349,440

CLASS Y	Shares	Amount

Six months ended 4/30/07:
Shares sold	28,833,159	$196,126,218

Shares issued
in connection
with reinvestment
of distributions	4,304,690	29,230,056

	33,137,849	225,356,274

Shares
repurchased	(29,364,682)	(199,767,055)

Net increase	3,773,167	$25,589,219

Year ended 10/31/06:
Shares sold	58,853,385	$396,031,832

Shares issued
in connection
with reinvestment
of distributions	7,436,682	49,837,687

	66,290,067	445,869,519

Shares
repurchased	(42,583,483)	(286,020,388)

Net increase	23,706,584	$159,849,131

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2007, management fees paid were reduced by $118,854 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $6,866,617 for the period ended April 30, 2007. During the period ended April 30, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $751,028,098 and $785,665,525, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodians	Senior Vice President	Judith Cohen
Putnam Fiduciary Trust	and Treasurer	Vice President, Clerk and
Company, State Street Bank		Assistant Treasurer
and Trust Company	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Legal Counsel	Principal Financial Officer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Janet C. Smith
Trustees	Vice President, Principal	Nancy E. Florek
John A. Hill, Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Assistant Treasurer	Assistant Treasurer and
Vice Chairman		Proxy Manager
Charles B. Curtis	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA035 244357 6/07

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund By (Signature and Title): /s/Janet C. Smith Janet C. Smith Principal Accounting Officer Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/Charles E. Porter Charles E. Porter Principal Executive Officer Date: June 29, 2007

By (Signature and Title): /s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: June 29, 2007